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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                            Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2010 through December 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Bond Fund

--------------------------------------------------------------------------------
Semiannual Report | December 31, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PIOBX
Class B   PBOBX
Class C   PCYBX
Class R   PBFRX
Class Y   PICYX
Class Z   PIBZX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                           2
Portfolio Management Discussion                 4
Portfolio Summary                               8
Prices and Distributions                        9
Performance Update                             10
Comparing Ongoing Fund Expenses                16
Schedule of Investments                        18
Financial Statements                           67
Notes to Financial Statements                  77
Approval of Investment Advisory Agreement      87
Trustees, Officers and Service Providers       91


                          Pioneer Bond Fund | Semiannual Report | 12/31/10     1

President's Letter

Dear Shareowner,

Throughout 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds, until a rally late in the year lifted equity returns. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged for those first eleven months, valuations were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors, many of whom were rewarded in the subsequent late-year equity rally.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2  Pioneer Bond Fund | Semiannual Report | 12/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                          Pioneer Bond Fund | Semiannual Report | 12/31/10     3

Portfolio Management Discussion | 12/31/10

The bond market generated modest, positive results in the second half of 2010, with corporate bonds and other credit-sensitive securities outperforming Treasuries, government agencies and other high-grade securities. In the following interview, Kenneth J. Taubes discusses the factors that affected the performance of Pioneer Bond Fund during the six months ended December 31, 2010. Mr. Taubes, the Chief Investment Officer at Pioneer Investments, is responsible for the daily management of the Fund.

Q  How did the Fund perform during the second half of 2010?

A Pioneer Bond Fund Class A shares returned 3.52% at net asset value during the six months ended December 31, 2010, while the Fund's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 1.15%. Over the same period, the average return of the 149 mutual funds in Lipper's Corporate Debt, A-Rated Fund category was 2.13%. On December 31, 2010, the 30-day SEC yield of Class A shares was 4.31%.

Q What were the principal factors that influenced the Fund's performance over the six months ended December 31, 2010?

A Throughout the six-month period, we maintained a positive outlook for the economy, believing the pace of the recovery -- as reflected by gross domestic product (GDP) -- would proceed faster than the investment markets generally anticipated. We overweighted the Fund to corporate securities, which stood to benefit from an improving economy, and we reduced the Fund's overall duration (duration is a measure of a portfolio's sensitivity to changes in interest rates). We believed that if the economy did grow faster than expected, the risk of rising interest rates would increase. In fact, interest rates did rise over the six-month period, with yields on 10-year Treasuries increasing from 2.93% to 3.29%.

   The pace of the economic recovery did quicken during the period, with reported GDP growth for the third calendar quarter of 2010 (through September 30) increasing to 2.6% from 1.7% in the second quarter. Both the overweighting of corporate debt and the short-duration positioning helped the Fund outperform the benchmark Barclays Index and its Lipper peer group of mutual funds over the six months ended December 31, 2010.

   In emphasizing corporate bonds, we significantly underweighted the Fund to Treasuries. We believed having exposure to credit risk made sense, given the healthy growth in corporate profits and the solid position of corporate balance sheets. In addition, we thought the risk of a "double-dip" recession, which was a concern last summer, had faded and that the economic recovery was likely to proceed and strengthen. We believed that yield spreads --


4 Pioneer Bond Fund | Semiannual Report | 12/31/10 or yield differences between various types of debt instruments -- were likely to narrow, leading to outperformance by corporate bonds over Treasuries and government agency bonds. We focused on investment-grade corporate bonds rated A and BBB, which together accounted for 38.5% of the Fund's assets as of December 31, 2010. In addition, we maintained a healthy Fund exposure to higher-yielding, below-investment grade corporate bonds. High-yield corporate bonds and loans accounted for 17.5% of the Fund's assets at the end of the six-month period. Both the investment-grade and high-yield corporate holdings helped drive the Fund's strong performance for the six-month period.

   In addition to de-emphasizing Treasuries, we also underweighted the Fund to government agency mortgages, while increasing exposure to non-agency mortgage-backed securities. The non-agency mortgages, which are not part of the Barclays Index benchmark, performed quite well during the six-month period. Overall, the Fund's reduced allocation to government securities and greater exposure to corporate bonds resulted in a portfolio with an average credit quality rating lower than that of the Barclays Index. The positioning helped the Fund's performance during the period, as lower-quality securities generally outperformed higher-quality securities.

Q What types of individual investments had the greatest influence on the Fund's performance results, either positively or negatively, during the six months ended December 31, 2010?

A Several of the Fund's corporate bond holdings performed particularly well. The greatest single support to the Fund's performance results came from an investment in securities of Forest City Enterprises, a real estate company that owns and operates commercial and residential developments. As the financials sector rebounded, the Fund's position in securities issued by investment bank Goldman Sachs also performed very well. Other contributors to the Fund's performance results included securities issued by Domino's Pizza and insurance company MetLife.

   The three largest detractors from Fund performance during the six-month period were all long-term Treasuries, the prices of which declined as yields rose in the Treasury market.

Q  What is your investment outlook?

A We retain a favorable outlook for the domestic economy and think that GDP could grow by more than 3% for 2011, especially if expanded capital spending by corporations and increased discretionary spending by consumers help broaden the reach of the economic recovery. We do not expect a dramatic improvement in employment trends in the private sector, although we do think we will see a slow increase in new-job creation. Inflation -- at least as reflected by the core consumer price index -- remains


                          Pioneer Bond Fund | Semiannual Report | 12/31/10     5
   restrained, despite some early evidence of inflationary pressures in the commodity markets. Accordingly, we anticipate that the U.S. Federal Reserve Board (the Fed) will remain accommodative, keeping short-term interest rates low and encouraging liquidity in the financial system.

   Going forward, we believe one risk to the fixed-income markets is that inflationary pressures will grow faster than the Fed expects and that the nation's central bank may wait too long before starting to tighten monetary policy. We expect that fixed-income investors generally will continue to shun Treasuries and government agency securities, especially if the economic expansion picks up speed. Another potential risk that will bear watching will be the economic outlook in Europe, especially if more national governments start disclosing severe debt problems. This could pose problems for the European banking system as well as the European Union in general.

   Overall, we are positive about investments in domestic corporate securities. We also may look for opportunities in the municipal bond market, where many tax-advantaged bonds are selling at compelling prices relative to taxable securities.

Please refer to the Schedule of Investments on pages 18-66 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6  Pioneer Bond Fund | Semiannual Report | 12/31/10

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                          Pioneer Bond Fund | Semiannual Report | 12/31/10     7

Portfolio Summary | 12/31/10

Portfolio Diversification
--------------------------------------------------------------------------------

(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                    41.1%
U.S. Government Securities              20.9%
Collateralized Mortgage Obligations     17.1%
Senior Secured Loans                     9.3%
Asset Backed Securities                  7.1%
Preferred Stocks                         1.4%
Temporary Cash Investments               1.4%
Municipal Bonds                          1.0%
Convertible Corporate Bonds              0.6%
Foreign Government Bonds                 0.1%

Portfolio Quality
--------------------------------------------------------------------------------

(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                      1.4%
AA                                       4.3%
A                                       12.9%
BBB                                     25.6%
BB                                      10.6%
B & Lower                            6.9%
Commercial Paper                         1.0%
Treasury/Agency                         37.3%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.    U.S. Treasury Bonds, 2.75%, 2/15/19                              0.97%
    2.    Goldman Sachs Capital, Floating Rate Note, 12/29/49              0.79
    3.    Forest City Enterprises, Inc., 7.0%, 12/31/49                    0.78
    4.    U.S. Treasury Notes, 4.5%, 8/15/39                               0.78
    5.    U.S. Treasury Notes, 4.5%, 5/15/38                               0.73
    6.    Wachovia Bank Commercial Mortgage Trust, 4.368%, 8/15/41         0.72
    7.    U.S. Treasury Notes, 4.5%, 2/15/36                               0.64
    8.    U.S. Treasury Notes, 4.25%, 5/15/39                              0.63
    9.    State Street Capital, 8.25%, 3/15/42                             0.57
   10.    PNC Funding Corp., Floating Rate Note, 5/29/49                   0.56

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8  Pioneer Bond Fund | Semiannual Report | 12/31/10

Prices and Distributions | 12/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class              12/31/10           6/30/10
--------------------------------------------------------------------------------
       A                 $ 9.55             $ 9.44
--------------------------------------------------------------------------------
       B                 $ 9.49             $ 9.38
--------------------------------------------------------------------------------
       C                 $ 9.45             $ 9.34
--------------------------------------------------------------------------------
       R                 $ 9.64             $ 9.52
--------------------------------------------------------------------------------
       Y                 $ 9.47             $ 9.36
--------------------------------------------------------------------------------
       Z                 $ 9.57             $ 9.46
--------------------------------------------------------------------------------

Distributions per Share: 7/1/10-12/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment           Short-Term           Long-Term
      Class          Income              Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.2217              $ --                 $ --
--------------------------------------------------------------------------------
       B            $ 0.1704              $ --                 $ --
--------------------------------------------------------------------------------
       C            $ 0.1772              $ --                 $ --
--------------------------------------------------------------------------------
       R            $ 0.2044              $ --                 $ --
--------------------------------------------------------------------------------
       Y            $ 0.2318              $ --                 $ --
--------------------------------------------------------------------------------
       Z            $ 0.2329              $ --                 $ --
--------------------------------------------------------------------------------

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 million Investment" charts on pages 10-15.


                          Pioneer Bond Fund | Semiannual Report | 12/31/10     9

Performance Update | 12/31/10                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index.


 Average Annual Total Returns
 (As of December 31, 2010)
--------------------------------------------------------------------------------
                                         Net Asset       Public Offering
 Period                                  Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                6.44%           5.95%
 5 Years                                 6.24            5.27
 1 Year                                  9.44            4.51
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2010)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         1.07%           0.85%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Pioneer                  Barclays Capital
                                Bond Fund               Aggregate Bond Index
12/00                              9550                        10000
                                  10271                        10844
12/02                             11172                        11957
                                  12161                        12447
12/04                             12855                        12987
                                  13172                        13303
12/06                             13639                        13879
                                  14470                        14846
12/08                             13839                        15624
                                  16288                        16551
12/10                             17826                        17633

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10  Pioneer Bond Fund | Semiannual Report | 12/31/10

Performance Update | 12/31/10                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2010)
--------------------------------------------------------------------------------
                                            If          If
Period                                      Held        Redeemed
--------------------------------------------------------------------------------
10 Years                                    5.48%        5.48%
5 Years                                     5.21         5.21
1 Year                                      8.22         4.22
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2010)
--------------------------------------------------------------------------------
                                            Gross       Net
--------------------------------------------------------------------------------
                                            1.98%        1.90%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Pioneer                  Barclays Capital
                                Bond Fund               Aggregate Bond Index
12/00                             10000                        10000
                                  10684                        10844
12/02                             11517                        11957
                                  12432                        12447
12/04                             13031                        12987
                                  13219                        13303
12/06                             13566                        13879
                                  14265                        14846
12/08                             13508                        15624
                                  15749                        16551
12/10                             17044                        17633

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. Please see the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2012, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     11

Performance Update | 12/31/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

 Average Annual Total Returns
 (As of December 31, 2010)
--------------------------------------------------------------------------------
                                             If          If
 Period                                      Held        Redeemed
--------------------------------------------------------------------------------
 10 Years                                    5.46%        5.46%
 5 Years                                     5.29         5.29
 1 Year                                      8.40         8.40
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2010)
--------------------------------------------------------------------------------
                                             Gross       Net
--------------------------------------------------------------------------------
                                             1.79%        1.79%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Pioneer                  Barclays Capital
                                Bond Fund               Aggregate Bond Index
12/00                             10000                        10000
                                  10637                        10844
12/02                             11453                        11957
                                  12343                        12447
12/04                             12950                        12987
                                  13143                        13303
12/06                             13480                        13879
                                  14197                        14846
12/08                             13453                        15624
                                  15691                        16551
12/10                             17009                        17633

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance shown for Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through November 1, 2012, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12  Pioneer Bond Fund | Semiannual Report | 12/31/10

Performance Update | 12/31/10                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


 Average Annual Total Returns
 (As of December 31, 2010)
--------------------------------------------------------------------------------
                                             If          If
 Period                                      Held        Redeemed
--------------------------------------------------------------------------------
 10 Years                                    6.12%        6.12%
 5 Years                                     5.91         5.91
 1 Year                                      9.08         9.08
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2010)
--------------------------------------------------------------------------------
                                             Gross       Net
--------------------------------------------------------------------------------
                                             1.26%        1.25%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Pioneer                  Barclays Capital
                                Bond Fund               Aggregate Bond Index
12/00                             10000                        10000
                                  10700                        10844
12/02                             11581                        11957
                                  12604                        12447
12/04                             13312                        12987
                                  13593                        13303
12/06                             14042                        13879
                                  14880                        14846
12/08                             14155                        15624
                                  16606                        16551
12/10                             18114                        17633

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. The performance shown for Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2012, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     13

Performance Update | 12/31/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

 Average Annual Total Returns
 (As of December 31, 2010)
--------------------------------------------------------------------------------
                                             If           If
 Period                                      Held         Redeemed
--------------------------------------------------------------------------------
 10 Years                                    6.80%        6.80%
 5 Years                                     6.58         6.58
 1 Year                                      9.75         9.75
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2010)
--------------------------------------------------------------------------------
                                             Gross        Net
--------------------------------------------------------------------------------
                                             0.61%        0.61%
--------------------------------------------------------------------------------

Value of $5,000,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Pioneer                  Barclays Capital
                                Bond Fund               Aggregate Bond Index
12/00                            5000000                      5000000
                                 5382932                      5422220
12/02                            5877103                      5978265
                                 6424260                      6223624
12/04                            6832074                      6493641
                                 7021671                      6651375
12/06                            7301493                      6939605
                                 7775360                      7423070
12/08                            7460011                      7812033
                                 8799234                      8275350
12/10                            9657453                      8816672

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 20, 2001, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2012, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14  Pioneer Bond Fund | Semiannual Report | 12/31/10

Performance Update | 12/31/10                          Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

 Average Annual Total Returns
 (As of December 31, 2010)
--------------------------------------------------------------------------------
                                             If         If
 Period                                      Held       Redeemed
--------------------------------------------------------------------------------
 10 Years                                    6.46%        6.46%
 5 Years                                     6.27         6.27
 1 Year                                      9.56         9.56
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2010)
--------------------------------------------------------------------------------
                                             Gross      Net
--------------------------------------------------------------------------------
                                             0.63%        0.63%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Pioneer                  Barclays Capital
                                Bond Fund               Aggregate Bond Index
12/00                             10000                        10000
                                  10754                        10844
12/02                             11697                        11957
                                  12733                        12447
12/04                             13459                        12987
                                  13791                        13303
12/06                             14209                        13879
                                  15035                        14846
12/08                             14416                        15624
                                  17063                        16551
12/10                             18694                        17633

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2010 through December 31, 2010.

------------------------------------------------------------------------------------------------------------------------------------
 Share Class                    A                B                C                R                Y                Z
------------------------------------------------------------------------------------------------------------------------------------
 Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/10
------------------------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $ 1,035.20       $ 1,029.90       $ 1,030.80       $ 1,034.10       $ 1,036.60       $ 1,036.30
 (after expenses)
 on 12/31/10
------------------------------------------------------------------------------------------------------------------------------------
 Expenses Paid              $     4.36       $     9.72       $     8.75       $     5.90       $     3.13       $     3.34
 During Period*
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.71%, 1.15%, 0.61%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


16  Pioneer Bond Fund | Semiannual Report | 12/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

------------------------------------------------------------------------------------------------------------------------------------
 Share Class                    A                B                C                R                Y                Z
------------------------------------------------------------------------------------------------------------------------------------
 Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/10
------------------------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $ 1,020.92       $ 1,015.63       $ 1,016.59       $ 1,019.41       $ 1,022.13       $ 1,021.93
 (after expenses)
 on 12/31/10
------------------------------------------------------------------------------------------------------------------------------------
 Expenses Paid              $     4.33       $     9.65       $     8.69       $     5.85       $     3.11       $     3.31
 During Period*
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.71%, 1.15%, 0.61%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     17

Schedule of Investments | 12/31/10 (unaudited)

-------------------------------------------------------------------------------------------------------
Principal       Floating     S&P/Moody's
Amount ($)      Rate (d)     Ratings                                                      Value
-------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE CORPORATE BONDS -- 0.6%
                                             ENERGY -- 0.2%
                                             Coal & Consumable Fuels -- 0.2%
  2,680,000                        BB-/NR    Massey Energy Co., 3.25%, 8/1/15            $    2,616,350
                                                                                         --------------
                                             Total Energy                                $    2,616,350
-------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                             Health Care Services -- 0.1%
    766,000                         B+/B2    Omnicare, Inc., 3.25%, 12/15/35             $      702,805
                                                                                         --------------
                                             Total Health Care Equipment & Services      $      702,805
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.1%
                                             Regional Banks -- 0.1%
  2,100,000                          A/A3    National City Corp., 4.0%, 2/1/11           $    2,102,625
                                                                                         --------------
                                             Total Banks                                 $    2,102,625
-------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS -- 0.2%
                                             Semiconductors -- 0.2%
  2,160,000                         A-/NR    Intel Corp., 2.95%, 12/15/35                $    2,151,900
                                                                                         --------------
                                             Total Semiconductors                        $    2,151,900
-------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $6,588,140)                           $    7,573,680
-------------------------------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 1.4%
                                             BANKS -- 0.3%
                                             Diversified Banks -- 0.3%
      4,000          7.19                    US Bancorp Preferred, Floating Rate Note,
                                             12/31/99 (Perpetual)                        $    3,171,500
                                                                                         --------------
                                             Total Banks                                 $    3,171,500
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.0%
                                             Diversified Financial Services -- 0.0%
     13,000                                  Citigroup Capital XIII, 7.875%, 10/30/40    $      350,220
                                                                                         --------------
                                             Total Diversified Financials                $      350,220
-------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.3%
                                             Life & Health Insurance -- 0.3%
    153,800                                  Delphi Financial Group, 7.376%, 5/15/37     $    3,598,920
                                                                                         --------------
                                             Total Insurance                             $    3,598,920
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.8%
                                             Real Estate Operating Companies -- 0.8%
    150,400                                  Forest City Enterprises, Inc., 7.0%,
                                             12/31/49                                    $    9,343,600
                                                                                         --------------
                                             Total Real Estate                           $    9,343,600
-------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $14,975,370)                          $   16,464,240
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18  Pioneer Bond Fund | Semiannual Report | 12/31/10

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (d)      Ratings
 Shares          (unaudited)   (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                              COMMON STOCK -- 0.0%
                                              AUTOMOBILES & COMPONENTS -- 0.0%
                                              Auto Parts & Equipment -- 0.0%
       6,000                                  Lear Corp.*                               $      592,260
                                                                                        --------------
                                              Total Automobiles & Components            $      592,260
------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCK
                                              (Cost $206,644)                           $      592,260
------------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 7.1%
                                              MATERIALS -- 0.8%
                                              Precious Metals & Minerals -- 0.1%
   948,493                             A/NR   Mid-State Trust, 5.25%, 11/1/20           $      927,147
------------------------------------------------------------------------------------------------------
                                              Steel -- 0.7%
 4,700,000                          AAA/Aa2   First NLC Trust, 0.74719%, 9/25/35        $    4,420,341
 4,273,150             0.73         AA+/Aa3   Nomura Home Equity Loan, Inc., Floating
                                              Rate Note, 5/25/35                             4,161,595
                                                                                        --------------
                                                                                        $    8,581,936
                                                                                        --------------
                                              Total Materials                           $    9,509,083
------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.1%
                                              Automobile Manufacturers -- 0.1%
   650,000                         BBB/Baa1   AMCAR, 4.2%, 11/8/16                      $      639,792
                                                                                        --------------
                                              Total Automobiles & Components            $      639,792
------------------------------------------------------------------------------------------------------
                                              BANKS -- 3.2%
                                              Diversified Banks -- 0.1%
 1,395,272             0.35         AAA/Aa1   Wells Fargo Home Equity, Floating Rate
                                              Note, 4/25/37                             $    1,359,137
------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 3.1%
   962,897             0.31        AAA/Baa1   Carrington Mortgage Loan Trust, Floating
                                              Rate Note, 1/25/37                        $      946,949
   381,841             0.75          AA/Aa1   Carrington Mortgage Loan Trust, Floating
                                              Rate Note, 2/25/35                               380,385
   507,156             0.66        AAA/Baa3   Carrington Mortgage Loan Trust, Floating
                                              Rate Note, 9/25/35                               459,762
 2,791,000             5.94            A/B1   Citicorp Residential Mortgage, Floating
                                              Rate Note, 7/25/36                             2,722,090
   809,215                         BBB/Baa3   Citigroup Mortgage Loan Trust, 0.34606%,
                                              1/25/37                                          783,502
   139,341             0.36         AAA/Aa3   Citigroup Mortgage Loan Trust, Floating
                                              Rate Note, 10/25/36                              139,051
 1,269,911             0.67         AA+/Aa1   Citigroup Mortgage Loan Trust, Floating
                                              Rate Note, 7/25/35                             1,228,136

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     19

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
  2,575,000    0.74                 AA+/A3  Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 11/25/35                $    2,401,296
  1,047,000    0.65                AA+/Aa2  Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 8/25/35                        971,156
  1,291,655    0.68                AA+/Aa1  Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 8/25/35                      1,278,059
  1,502,711    0.88                AA+/Aa1  Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 1/25/35                      1,452,791
  2,728,909    5.07                AAA/Ba2  Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 12/25/35                     2,610,840
    700,000    6.25                  AA/B1  Credit-Based Asset Servicing, Floating
                                            Rate Note, 10/25/36                                700,364
  1,445,288    0.96                AA+/Aa2  Credit-Based Asset Servicing, Floating
                                            Rate Note, 5/25/50                               1,379,183
  1,555,230    5.56                 AAA/A2  CRMSI 2006-2 A3, Floating Rate Note,
                                            9/25/36                                          1,564,925
  1,848,864                         AAA/A1  FBR Securitization Trust, 2.76188%,
                                            9/25/35                                          1,762,946
    629,236    0.80                AAA/Aaa  First Franklin Mortgage Loan Asset-Backed
                                            Certificate, Floating Rate Note, 9/24/34           598,679
    622,144    0.37                   A/A2  Fremont Home Loan Trust, Floating Rate
                                            Note, 2/25/36                                      616,478
  1,700,000    0.79                 AA+/A1  GSAA Trust, Floating Rate Note, 6/25/35          1,598,406
     53,248    0.52                AAA/Aa2  GSAMP Trust, Floating Rate Note,
                                            11/25/35                                            53,175
    645,690    0.69                   A/A2  GSAMP Trust, Floating Rate Note,
                                            3/25/35                                            621,098
    341,160    0.63                AAA/Aaa  GSAMP Trust, Floating Rate Note,
                                            8/25/36                                            335,344
    968,179    0.64                AAA/Aa1  GSAMP Trust, Floating Rate Note,
                                            9/25/35                                            944,916
  1,200,000                          AA/NR  Leaf II Receivables, 4.9%, 3/20/13               1,190,188
  4,946,888                        CCC+/B1  Local Insight Media Finance LLC, 5.88%,
                                            10/23/37                                         2,226,100
    172,442    0.30                AAA/Aaa  Morgan Stanley ABS Capital, Inc., Floating
                                            Rate Note, 10/25/36                                172,215
    554,131    0.32                  B/Ba3  Morgan Stanley ABS Capital, Inc., Floating
                                            Rate Note, 12/25/36                                526,897
  2,002,900                         BB-/B1  Morgan Stanley Home Equity Loan,
                                            0.28125%, 12/25/36                               1,955,448
  1,051,975    0.36                BB-/Ba3  Morgan Stanley Home Equity Loan,
                                            Floating Rate Note, 4/25/37                        972,569
     50,177                        A-/Caa2  Morgan Stanley Ixis Real Estate, 1.445%,
                                            11/25/36                                            49,936

The accompanying notes are an integral part of these financial statements.

20  Pioneer Bond Fund | Semiannual Report | 12/31/10

------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
    543,487         0.38           A/Aa3    Option One Mortgage Loan Trust, Floating
                                            Rate Note, 2/25/38                          $      529,865
    192,341         0.35       BBB+/Baa2    Option One Mortgage Loan Trust, Floating
                                            Rate Note, 5/25/37                                 189,217
  1,500,000         0.67          AA+/A3    RASC 2005-KS7 M1, Floating Rate Note,
                                            8/25/35                                          1,416,545
  1,485,379         0.51         BB/Baa1    SASC 2007-BC4 A3, Floating Rate Note,
                                            11/25/37                                         1,427,521
  1,189,268                      BB-/Ba3    Saxon Asset Securities, 0.34594%,
                                            11/25/36                                         1,127,132
                                                                                        --------------
                                                                                        $   37,333,164
                                                                                        --------------
                                            Total Banks                                 $   38,692,301
------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 2.1%
                                            Consumer Finance -- 0.1%
     36,541                      BBB-/A2    Indymac Residential Asset Backed
                                            Securities, 0.32375%, 7/25/37               $       36,492
    749,797                     AAA/Baa2    Specialty Underwriting & Residential,
                                            0.64625%, 6/25/36                                  705,452
                                                                                        --------------
                                                                                        $      741,944
------------------------------------------------------------------------------------------------------
                                            Diversified Financial Services -- 0.5%
    356,512         0.70          AA/Aa2    Asset Backed Securities Corp., Floating
                                            Rate Note, 4/25/35                          $      346,511
  1,700,000                         A/NR    DT Auto Owner Trust, 3.46%, 1/15/14              1,700,835
  1,026,319                        AA/NR    DT Auto Owner Trust, 5.92%, 10/15/15             1,029,902
    352,810                      AAA/Aaa    Home Equity Asset Trust, 0.75719%,
                                            11/25/35                                           335,229
    474,622         0.50          AAA/A1    JPMorgan Mortgage Acquisition, Floating
                                            Rate Note, 12/25/35                                437,836
  3,300,000         0.75          AA-/A3    Long Beach Mortgage Loan Trust, Floating
                                            Rate Note, 4/25/35                               3,042,405
                                                                                        --------------
                                                                                        $    6,892,718
------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.5%
  3,158,497         0.53          AA+/A1    Aegis Asset Backed Securities, Floating
                                            Rate Note, 3/25/12                          $    2,927,288
  2,895,000                    BBB-/Baa3    Dominos Pizza Master Issuer LLC, 5.261%,
                                            4/25/37                                          2,970,994
  5,325,000                       BB/Aaa    Dominos Pizza Master Issuer LLC, 7.629%,
                                            4/25/37                                          5,458,125
    800,000         0.96            A/A2    Irwin Home Equity Co., Floating Rate Note,
                                            4/25/30                                            615,258
  2,667,829         5.32         NR/Baa1    Irwin Home Equity Corp., Floating Rate
                                            Note, 6/25/35                                    2,578,436

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     21

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- (continued)
  1,800,000                        AA/Aa3    Master Asset Backed Securities,
                                             0.79718%, 3/25/35                         $    1,658,736
    441,222                       AA+/Aa1    Master Asset Backed Securities,
                                             0.67375%, 5/25/35                                429,156
    908,073    0.61               AAA/Aaa    New Century Home Equity Loan, Floating
                                             Rate Note, 3/25/35                               822,436
    900,000    0.63               AAA/Aaa    SLMA 2004-10 A6B, Floating Rate Note,
                                             4/27/26                                          899,280
                                                                                       --------------
                                                                                       $   18,359,709
                                                                                       --------------
                                             Total Diversified Financials              $   25,994,371
-----------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.9%
                                             Government -- 0.9%
    129,126                       AAA/Aaa    Federal Home Loan Bank, 6.0%, 4/15/32     $      132,378
  3,743,000                       AAA/Aaa    FHR 3211 PB, 5.5%, 2/15/33                     4,031,240
    902,079                       AAA/Aaa    Freddie Mac, 5.0%, 8/15/35                       946,014
  5,000,000                         NR/NR    Freddie Mac REMICS, 5.0%, 6/15/33              5,330,743
    304,094                       AAA/Aaa    Freddie Mac, 6.1%, 9/15/18                       307,350
                                                                                       --------------
                                                                                       $   10,747,725
                                                                                       --------------
                                             Total Government                          $   10,747,725
-----------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $85,616,229)                        $   85,583,272
-----------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.0%
                                             MATERIALS -- 0.5%
                                             Forest Products -- 0.5%
  1,435,000                        AA/Aa3    TSTAR 2006-1 B, 5.7467%, 10/15/36         $    1,500,670
  4,470,000                       AAA/Aa1    TSTAR 2006-1A A, 5.668%, 10/15/36              4,776,630
                                                                                       --------------
                                                                                       $    6,277,300
                                                                                       --------------
                                             Total Materials                           $    6,277,300
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 12.2%
                                             Thrifts & Mortgage Finance -- 12.2%
  1,092,469                       AAA/Aaa    321 Henderson Receivables I, 3.82%,
                                             12/15/48                                  $    1,047,080
  2,450,610    5.75                 NR/NR    American General Mortgage Loan, Floating
                                             Rate Note, 9/25/48                             2,544,799
    800,000                          A/NR    Americold LLC Trust, 6.811%, 1/14/29             798,467
  3,138,723                        NR/Aaa    Banc of America Alternative Loan Trust,
                                             5.0%, 7/25/19                                  3,174,407
  2,156,002                        NR/Aa3    Banc of America Alternative Loan Trust,
                                             5.5%, 1/25/20                                  2,151,621
  2,535,636                        NR/Aaa    Banc of America Alternative Loan Trust,
                                             5.5%, 9/25/33                                  2,597,437

The accompanying notes are an integral part of these financial statements.

22  Pioneer Bond Fund | Semiannual Report | 12/31/10

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
  1,467,941                         AAA/Aaa  Banc of America Alternative Loan Trust,
                                             5.75%, 4/25/33                              $    1,524,630
  2,592,887                          NR/Aaa  Banc of America Alternative Loan Trust,
                                             6.0%, 3/25/34                                    2,638,571
  2,787,127                             A/A  Banc of America Funding Corp., 0.4013%,
                                             9/25/36                                          2,647,771
  1,318,460                          AAA/NR  Banc of America Funding Corp., 5.5%,
                                             1/25/36                                          1,377,558
  1,607,885                         AAA/Aaa  Bayview Commercial Asset Trust,
                                             0.67375%, 4/25/34                                1,298,166
 16,934,980                         AAA/Aa1  Bayview Commercial Asset Trust,
                                             2.65868%, 7/25/37                                1,613,904
    922,000                         AAA/Aa2  BCAP LLC Trust, 5.0%, 11/25/36                     942,072
  2,317,273    2.58                 AAA/Aaa  Bear Stearns Adjustable Rate Mortgage,
                                             Floating Rate Note, 8/25/33                      2,330,495
    944,738                         AAA/Aaa  Chase Mortgage Finance Corp., 5.0%,
                                             10/25/33                                           973,953
  2,774,033                          NR/Ba3  Chase Mortgage Finance Corp., 5.5%,
                                             5/25/35                                          2,638,224
  2,100,023                        CCC/Caa1  Chase Mortgage Finance Corp., 5.5%,
                                             5/25/37                                          2,050,587
  2,068,087                         AAA/Aaa  Citigroup Commercial Mortgage, 4.639%,
                                             5/15/43                                          2,089,476
    961,839                         AAA/Aa1  Countrywide Alternative Loan Trust, 4.25%,
                                             4/25/34                                            955,399
  1,026,359                         AAA/AAA  Countrywide Alternative Loan Trust, 5.0%,
                                             7/25/18                                          1,044,444
  1,618,225                          AAA/A1  Countrywide Alternative Loan Trust, 5.5%,
                                             1/25/35                                          1,628,345
  1,698,766                         AAA/Aa1  Countrywide Alternative Loan Trust, 5.5%,
                                             4/25/34                                          1,708,415
  6,775,507                          BBB/NR  Countrywide Alternative Loan Trust, 5.5%,
                                             4/25/35                                          3,668,111
  2,480,097                          AAA/NR  Countrywide Alternative Loan Trust, 5.75%,
                                             12/25/33                                         2,587,068
  2,115,873    0.71                  AAA/NR  Countrywide Alternative Loan Trust,
                                             Floating Rate Note, 8/25/18                      1,967,529
  2,724,156                         AAA/Aaa  Countrywide Home Loan Mortgage Pass
                                             Through Trust, 4.867257%, 12/25/33               2,620,330
  1,955,665                          B-/Ba1  Countrywide Home Loan, 4.5%, 9/25/35             1,719,309
     19,831                           NR/B2  CWHL 2005-16 A22, 5.5%, 9/25/35                     19,307
    602,030                         AAA/Aaa  Downey Savings & Loan, 0.83625%,
                                             7/19/44                                            474,143
  1,250,000                            A/A2  Extended Stay America Trust, 4.8603%,
                                             11/5/27                                          1,225,163

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     23

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
  3,375,000                         AAA/Aaa  GMAC Commercial Mortgage Securities,
                                             Inc., 4.864%, 12/10/41                      $    3,518,671
    800,000                            A/A2  GMAC Commercial Mortgage Securities,
                                             Inc., 5.307%, 4/10/40                              783,462
  2,204,055                         AAA/Aaa  GS Mortgage Securities Corp. II, 7.12%,
                                             11/18/29                                         2,362,843
  1,142,067    0.66                  NR/Aaa  Impac CMB Trust, Floating Rate Note,
                                             11/25/35                                           958,747
    852,467    1.06                 AAA/Aaa  Impac Securities Assets Corp., Floating
                                             Rate Note, 11/25/34                                800,566
  1,476,638    0.61                 AAA/Aaa  Impac Securities Assets Corp., Floating
                                             Rate Note, 5/25/36                               1,267,776
  3,149,997                         AAA/Aa3  JPMorgan Mortgage Trust, 6.0%, 8/25/34           2,912,890
  1,750,000                         AAA/Aaa  JPMCC 2002-C3 B, 5.146%, 7/12/35                 1,819,565
    814,342    4.93                 AAA/Aaa  JPMMT 2004-A1 3A1, Floating Rate Note,
                                             2/25/34                                            822,633
  1,600,000                          AAA/NR  JPMorgan Chase Commercial Mortgage,
                                             3.6159%, 11/15/43                                1,548,871
  2,800,000                           A-/NR  LB-UBS Commercial Mortgage, 5.616%,
                                             10/15/35                                         2,720,145
     25,983                         AAA/Aaa  LB-UBS Commercial Mortgage, 6.51%,
                                             12/15/26                                            26,016
  1,332,840                         AAA/Aa1  Lehman Brothers Small Balance
                                             Commercial, 5.41%, 12/25/36                      1,292,855
  1,262,029    0.51                 AAA/Aa1  Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note, 2/25/30            998,581
    689,080    1.11                 AAA/Aa1  Lehman Brothers Small Balance, Floating
                                             Rate Note, 10/25/37                                649,146
    901,661                         AAA/Aaa  Master Adjustable Rate Mortgages Trust,
                                             2.86771%, 4/21/34                                  869,263
  1,727,027                          BB+/B3  Master Adjustable Rate Mortgages Trust,
                                             5.194229%, 1/25/35                               1,543,357
  1,744,967                          AAA/NR  Master Alternative Loans Trust, 4.5%,
                                             1/25/15                                          1,731,857
  1,418,581                           AA/NR  Master Alternative Loans Trust, 5.5%,
                                             10/25/19                                         1,428,360
  2,823,387                          AAA/NR  Master Alternative Loans Trust, 5.5%,
                                             2/25/35                                          2,859,399
  3,945,903                         AAA/AAA  Master Alternative Loans Trust, 6.0%,
                                             7/25/34                                          4,016,574
  2,323,616    6.74                  BBB/NR  Master Seasoned Securities Trust, Floating
                                             Rate Note, 9/25/32                               2,423,625
    616,630                         AAA/Aaa  Merrill Lynch Mortgage Trust, 4.556%,
                                             6/12/43                                            624,988

The accompanying notes are an integral part of these financial statements.

24  Pioneer Bond Fund | Semiannual Report | 12/31/10

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
  1,595,858    5.44                 AAA/Aaa  Merrill Lynch/Countrywide Commercial,
                                             Floating Rate Note, 3/12/11               $    1,601,076
  2,630,113                          AAA/A1  MLCC Mortgage Investors, Inc.,
                                             0.48344%, 3/25/30                              2,358,631
  1,659,374    0.49                 AAA/Aaa  MLCC Mortgage Investors, Inc., Floating
                                             Rate Note, 4/25/29                             1,564,526
  1,103,707                        BBB/Baa1  RAAC Series, 6.0%, 1/25/32                     1,102,416
  2,039,495                          AAA/NR  Residential Asset Securitization Trust,
                                             5.25%, 11/25/34                                2,046,746
  1,571,731                           A+/NR  Residential Asset Securitization Trust,
                                             5.5%, 2/25/35                                  1,576,054
  8,510,000    5.54                 CCC+/B3  SASC 2007 BHC1 A1, Floating Rate Note,
                                             12/18/49                                       1,026,306
  2,890,000    5.58                    D/NR  SASC 2007 BHC1 A2, Floating Rate Note,
                                             12/18/49                                         232,703
  1,931,114    0.88                 AAA/Aaa  Sequoia Mortgage Trust, Floating Rate
                                             Note, 9/20/33                                  1,719,823
  1,696,422                            A/B2  Structured Asset Securities, 5.0%,
                                             5/25/35                                        1,655,650
  8,369,395                         AAA/Aaa  Wachovia Bank Commercial Mortgage
                                             Trust, 4.368%, 8/15/41                         8,618,355
  3,787,250                         AAA/Aaa  Wachovia Bank Commercial Mortgage
                                             Trust, 4.803%, 10/15/41                        3,964,859
  2,464,187                         AAA/Aaa  Wachovia Bank Commercial Mortgage
                                             Trust, 4.957%, 8/15/35                         2,482,373
  2,500,000                           A+/NR  Wachovia Bank Commercial Mortgage
                                             Trust, 5.606%, 4/15/35                         2,517,100
780,286,977                         AAA/Aaa  Wachovia Bank Commercial Mortgage
                                             Trust, 0.015222%, 6/15/45                      1,139,843
  2,723,280                          AAA/NR  WaMu Mortgage Pass Through Certificates,
                                             2.73272%, 1/25/35                              2,654,432
    417,531                           BB/NR  WaMu Mortgage Pass Through Certificates,
                                             2.77149%, 9/25/35                                373,000
    633,181                           BB/NR  WaMu Mortgage Pass Through Certificates,
                                             4.82069%, 9/25/35                                630,601
  2,313,191    0.49                AAA/Caa1  WaMu Mortgage Pass Through Certificates,
                                             Floating Rate Note, 4/25/45                    1,936,974
  1,450,000                         AAA/Aaa  WBCMT 2003-C9 B, 5.109%, 12/15/35              1,476,887
  3,878,867                         AAA/Aa1  Wells Fargo Commercial Mortgage Backed
                                             Securities, 3.349%, 10/15/57                   3,886,349
  1,532,354                          AAA/A1  Wells Fargo Mortgage Backed Securities,
                                             5.0%, 11/25/36                                 1,531,634
  1,702,205                           NR/B2  Wells Fargo Mortgage Backed Securities,
                                             5.0%, 3/25/21                                  1,699,013

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     25

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
  1,928,825                      AAA/Baa1    Wells Fargo Mortgage Backed Securities,
                                             5.5%, 5/25/35                               $    1,943,104
    785,535    2.85               AAA/Aa1    Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 10/25/34                       778,850
    796,578    2.89               AAA/Aa1    Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 10/25/35                       778,791
    831,401    4.53               AAA/Aaa    Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 11/25/33                       847,492
  1,819,315    5.64                 A-/NR    Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 4/25/36                      1,796,224
    342,505    4.53               AAA/Aa1    Wells Fargo Mortgage Backed Securities,
                                             Floating Rate Note, 6/25/34                        336,147
  2,098,678    4.77               AAA/Aaa    WFMBS 2004-L A6, Floating Rate Note,
                                             7/25/34                                          2,108,760
                                                                                         --------------
                                                                                         $  148,421,690
                                                                                         --------------
                                             Total Banks                                 $  148,421,690
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 3.7%
                                             Asset Management & Custody Banks -- 0.1%
    986,008    5.35                 NR/NR    Jefferies & Co., Inc., Floating Rate Note,
                                             5/26/37                                     $      968,444
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.1%
  1,390,677                       AAA/Aaa    GMAC Mortgage Corp. Loan Trust, 5.5%,
                                             11/25/33                                    $    1,449,507
-------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 2.8%
  1,794,682                        AAA/NR    Banc of America Mortgage Securities,
                                             5.0%, 8/25/33                               $    1,794,796
  2,116,904                        AA-/NR    Banc of America Mortgage Securities,
                                             5.5%, 11/25/34                                   2,186,675
    709,002                        AAA/NR    Banc of America Mortgage Securities,
                                             5.75%, 1/25/35                                     733,886
  1,487,080    3.23               AAA/Aaa    Banc of America Mortgage Securities,
                                             Floating Rate Note, 10/25/33                     1,469,962
  3,944,080    3.22                NR/Aaa    Banc of America Mortgage Securities,
                                             Floating Rate Note, 11/25/33                     3,823,754
  2,075,992    2.94                NR/Ba3    Banc of America Mortgage Securities,
                                             Floating Rate Note, 5/25/35                      2,050,152
  1,940,270    2.92               AAA/Aaa    Banc of America Mortgage Securities,
                                             Floating Rate Note, 7/25/33                      1,899,078
  1,182,078    5.12                AAA/NR    Banc of America Mortgage Securities,
                                             Floating Rate Note, 9/25/35                      1,134,001
  1,405,400                         NR/A2    Citicorp Mortgage Securities, Inc., 5.5%,
                                             3/25/35                                          1,444,216
  1,458,214                         NR/B1    CMSI 2006-1 3A1, 5.0%, 2/25/36                   1,452,813

The accompanying notes are an integral part of these financial statements.

26  Pioneer Bond Fund | Semiannual Report | 12/31/10

-------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- (continued)
  2,056,731                        CCC/NR    JPMorgan Alternative Loan Trust, 6.0%,
                                             3/25/36                                     $    1,728,561
    749,890          3.75           NR/NR    La Hipotecaria SA, Floating Rate Note,
                                             9/8/39                                             763,013
  1,400,559                        A+/Aaa    MLMI 2005-A2 A4, 4.48%, 2/25/35                  1,406,102
    249,137                       AAA/Aaa    Morgan Stanley Capital, Inc., 7.0%,
                                             7/25/33                                            254,438
  2,681,103          5.50        AAA/Baa1    RALI 2004-QS16 1A1, Floating Rate Note,
                                             12/25/34                                         2,634,430
  2,326,833                        NR/Aaa    Residential Accredit Loans, Inc., 5.0%,
                                             8/25/18                                          2,329,636
  1,028,458          0.45         B-/Caa3    Residential Accredit Loans, Inc., Floating
                                             Rate Note, 5/25/47                                 641,426
  4,843,285                        NR/Aaa    Residential Accredit, 5.0%, 5/25/19              4,966,431
    768,030                        AAA/NR    Residential Accredit, 6.0%, 10/25/34               776,930
    308,398                         NR/NR    Vericrest Opportunity Loan Trust, 4.25%,
                                             5/25/39                                            308,398
                                                                                         --------------
                                                                                         $   33,798,698
-------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.6%
  1,440,000                       AAA/Aaa    Banc of America Commercial Mortgage,
                                             Inc., 4.877%, 7/10/42                       $    1,525,155
  1,021,614          5.51          NR/Aaa    Bear Stearns Commercial Mortgage,
                                             Floating Rate Note, 4/12/38                      1,023,978
  3,080,000                         AA/NR    Bear Stearns Commercial Mortgage
                                             Securities, 6.63%, 2/15/35                       3,096,843
  1,600,000          7.12       BBB+/Baa2    Bear Stearns Commercial Mortgage
                                             Securities, Floating Rate Note, 10/15/36         1,594,902
                                                                                         --------------
                                                                                         $    7,240,878
-------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
    728,137                        AAA/NR    CW Capital Cobalt, Ltd., 5.174%,
                                             8/15/48                                     $      742,114
                                                                                         --------------
                                             Total Diversified Financials                $   44,199,641
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.5%
                                             Mortgage Real Estate Investment Trusts -- 0.5%
    942,302                       AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp., 6.51%, 2/15/34            $      941,833
    674,488                        AA/Aa2    Credit Suisse First Boston Mortgage
                                             Securities Corp., 7.0%, 5/25/32                    429,441
    675,000                       A+/Baa2    Credit Suisse First Boston Mortgage
                                             Securities Corp., 7.165%, 12/15/35                 674,314
  2,304,191          1.61         AA+/Aa2    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             12/25/33                                         2,192,629

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     27

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------
                                            Mortgage Real Estate Investment Trusts -- (continued)
    400,000   4.52                 A-/A3    Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate Note,
                                            5/15/38                                      $      371,694
  1,537,333   1.76               AA+/Aa2    Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate Note,
                                            8/25/33                                           1,445,007
                                                                                         --------------
                                                                                         $    6,054,918
                                                                                         --------------
                                            Total Real Estate                            $    6,054,918
-------------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 0.1%
                                            Government -- 0.1%
  1,236,470                       AAA/A2    GSR Mortgage Loan Trust, 4.1408%,
                                            6/25/34                                      $    1,246,329
                                                                                         --------------
                                            Total Government                             $    1,246,329
-------------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED MORTGAGE
                                            OBLIGATIONS
                                            (Cost $216,746,465)                          $  206,199,878
-------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 41.0%
                                            ENERGY -- 4.3%
                                            Integrated Oil & Gas -- 0.2%
  1,200,000                         A/A2    BP Capital Markets Plc, 5.25%, 11/7/13       $    1,299,616
    990,000                    BBB+/Baa1    Marathon Oil Corp., 5.9%, 3/15/18                 1,122,484
     45,000                    BBB+/Baa2    Petro-Canada, 4.0%, 7/15/13                          47,350
                                                                                         --------------
                                                                                         $    2,469,450
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Drilling -- 0.1%
  1,025,000                     BBB-/Ba1    Pride International, 6.875%, 8/15/20         $    1,063,438
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services -- 0.4%
    900,000   3.44                 NR/NR    Sevan Marine ASA, Floating Rate Note,
                                            5/14/13 (144A)                               $      769,500
  2,815,000                     BBB/Baa2    Weatherford International, Ltd., 9.625%,
                                            3/1/19                                            3,612,171
                                                                                         --------------
                                                                                         $    4,381,671
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 1.1%
  2,180,000                     BBB/Baa1    Canadian Natural Resources, 5.9%,
                                            2/1/18                                       $    2,482,809
  1,020,000                       BB/Ba3    Chesapeake Energy Corp., 9.5%, 2/15/15            1,150,050
  2,292,000                        BB/B1    Denbury Resources, Inc., 8.25%, 2/15/20           2,486,820
    160,000                        BB/B1    Denbury Resources, Inc., 9.75%, 3/1/16              178,400
  1,570,996                      BBB+/NR    Gazprom International SA, 7.201%,
                                            2/1/20 RegS                                       1,669,183
  1,431,981                        A/Aa2    Ras Laffan Liquefied Natural Gas Co., Ltd.,
                                            III, 5.832%, 9/30/16 (144A) (b)                   1,539,380

The accompanying notes are an integral part of these financial statements.

28  Pioneer Bond Fund | Semiannual Report | 12/31/10

-------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- (continued)
  1,000,000                     BBB-/Baa2    TNK-BP Finance SA, 6.625%,
                                             3/20/17 (144A)                             $    1,062,500
  2,080,000                     BBB-/Baa2    TNK-BP Finance SA, 7.5%,
                                             7/18/16 (144A)                                  2,306,200
  1,000,000                     BBB-/Baa2    TNK-BP Finance SA, 7.875%,
                                             3/13/18 (144A)                                  1,133,800
                                                                                        --------------
                                                                                        $   14,009,142
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.6%
  1,150,000                         B+/B1    Holly Energy Partners LP, 6.25%, 3/1/15    $    1,138,500
    100,000                          B/B2    Petroplus Finance, Ltd., 7.0%,
                                             5/1/17 (144A)                                      88,500
  2,475,000                      BBB/Baa2    Spectra Energy Capital, 6.2%, 4/15/18           2,748,893
  2,890,000                      BBB/Baa2    Valero Energy Corp., 9.375%, 3/15/19            3,587,302
                                                                                        --------------
                                                                                        $    7,563,195
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 1.9%
    435,000                     BBB-/Baa2    Boardwalk Pipelines LLC, 5.5%, 2/1/17      $      462,171
  1,535,000                      BBB/Baa2    Buckeye Partners LP, 6.05%, 1/15/18             1,694,081
  2,900,000                      BBB/Baa2    DCP Midstream, 9.75%, 3/15/19                   3,747,728
  3,250,000                      BBB/Baa2    Kinder Morgan Energy, 5.95%, 2/15/18            3,579,271
  1,450,000                      BBB-/Ba1    NGPL Pipeco LLC, 6.514%,
                                             12/15/12 (144A)                                 1,565,000
  3,500,000                     BBB-/Baa3    Plains All America Pipeline, 6.125%,
                                             1/15/17                                         3,842,916
  3,885,000                          A/A3    Questar Pipeline Co., 5.83%, 2/1/18             4,292,921
  2,000,000                        BB/Ba1    Southern Union Co., 7.2%, 11/1/66               1,842,500
  1,500,000                      BBB/Baa2    Spectra Energy Capital LLC, 6.75%,
                                             7/15/18                                         1,655,384
                                                                                        --------------
                                                                                        $   22,681,972
                                                                                        --------------
                                             Total Energy                               $   52,168,868
------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 2.8%
                                             Aluminum -- 0.2%
  2,425,000                     BBB-/Baa3    Alcoa, Inc., 6.15%, 8/15/20                $    2,490,235
------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- 0.2%
  1,700,000                         B+/B1    Nova Chemicals Corp., 8.375%, 11/1/16      $    1,810,500
------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.2%
  2,260,000          6.64           B-/NR    C8 Capital SPV, Ltd., Floating Rate Note,
                                             12/31/49                                   $    1,576,264
    475,000                      BBB/Baa2    Holcim, Ltd., 6.0%, 12/30/19 (144A)               493,261
                                                                                        --------------
                                                                                        $    2,069,525
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     29

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.8%
  3,085,000                     BBB-/Baa3    AngloGold Ashanti Holdings, 5.375%,
                                             4/15/20                                     $    3,208,400
  5,000,000                     BBB-/Baa3    Gold Fields Orogen Holding BVI, 4.875%,
                                             10/7/20                                          4,783,170
    950,000                      BBB/Baa2    Teck Resources, Ltd., 10.25%, 5/15/16            1,175,625
                                                                                         --------------
                                                                                         $    9,167,195
-------------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural Chemicals -- 0.5%
  4,368,000                      BBB/Baa2    Agrium, Inc., 6.75%, 1/15/19                $    4,991,418
  1,500,000                        BB+/B1    CF Industries Holdings, Inc., 6.875%,
                                             5/1/18                                           1,605,000
     45,000                       A-/Baa1    Potash Corp. Saskatchewan, 4.875%,
                                             3/1/13                                              47,917
                                                                                         --------------
                                                                                         $    6,644,335
-------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.1%
  1,350,000                       BBB/Ba2    Georgia-Pacific LLC, 5.4%, 11/1/20          $    1,334,717
-------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.2%
  2,400,000                      BBB/Baa2    Cytec Industries, Inc., 8.95%, 7/1/17       $    2,918,155
-------------------------------------------------------------------------------------------------------
                                             Steel -- 0.6%
  3,900,000                     BBB-/Baa3    ArcelorMittal, 6.125%, 6/1/18               $    4,155,399
  2,805,000                     BBB-/Baa3    Commercial Metals Co., 7.35%, 8/15/18            2,853,860
                                                                                         --------------
                                                                                         $    7,009,259
                                                                                         --------------
                                             Total Materials                             $   33,443,921
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 3.2%
                                             Aerospace & Defense -- 0.3%
  3,020,000                        BB/Ba3    Esterline Tech, 6.625%, 3/1/17              $    3,050,200
-------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.5%
  2,225,000          6.72         B-/BBB-    C10 Capital SPV, Ltd., Floating Rate Note,
                                             12/31/49                                    $    1,552,431
  4,260,000                       BBB/Ba2    Masco Corp., 7.125%, 3/15/20                     4,456,505
                                                                                         --------------
                                                                                         $    6,008,936
-------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery & Heavy Trucks -- 0.2%
    910,000                     BBB+/Baa2    Cummins, Inc., 6.75%, 2/15/27               $      949,108
    600,000                        BB-/B2    Oshkosh Corp., 8.5%, 3/1/20                        658,500
                                                                                         --------------
                                                                                         $    1,607,608
-------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.4%
  2,665,000                        BB/Ba2    Anixter International Corp., 5.95%,
                                             3/1/15                                      $    2,668,331
  2,670,000                        B+/Ba2    Belden CDT, Inc., 7.0%, 3/15/17                  2,703,375
                                                                                         --------------
                                                                                         $    5,371,706
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30  Pioneer Bond Fund | Semiannual Report | 12/31/10

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.6%
  3,500,000                          A/A2    Cargill, Inc., 5.2%, 1/22/13 (144A)      $    3,776,077
  2,950,000                      BBB/Baa2    Tyco Electronics Group SA, 6.55%,
                                             10/1/17 (b)                                   3,352,424
    525,000                       A-/Baa1    Tyco International Finance SA, 8.5%,
                                             1/15/19                                         671,992
                                                                                      --------------
                                                                                      $    7,800,493
----------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.4%
  2,150,000                     BBB+/Baa1    Ingersoll-Rand Global Holdings, 9.5%,
                                             4/15/14                                  $    2,590,131
  1,810,000                      BBB-/Ba1    Valmont Industries, Inc., 6.625%,
                                             4/20/20                                       1,882,918
                                                                                      --------------
                                                                                      $    4,473,049
----------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.8%
    495,000                       BB-/Ba2    Ace Hardware Corp., 9.125%, 6/1/16
                                              (144A)                                  $      529,650
  5,660,000                      BBB/Baa1    GATX Financial Corp., 6.0%, 2/15/18           6,041,048
  3,450,000                     BBB-/Baa2    Glencore Funding LLC, 6.0%, 4/15/14
                                              (144A)                                       3,645,953
                                                                                      --------------
                                                                                      $   10,216,651
                                                                                      --------------
                                             Total Capital Goods                      $   38,528,643
----------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                             Office Services & Supplies -- 0.3%
  3,110,000                       BBB+/A2    Pitney Bowes, Inc., 5.6%, 3/15/18        $    3,214,891
                                                                                      --------------
                                             Total Commercial Services & Supplies     $    3,214,891
----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Airlines -- 0.1%
    799,825                     BBB+/Baa2    Southwest Airlines Co., 7.67%, 1/2/14    $      833,737
----------------------------------------------------------------------------------------------------
                                             Railroads -- 0.2%
  2,140,000                       BBB+/A3    Burlington Northern Santa Fe Corp.,
                                             5.75%, 3/15/18                           $    2,411,234
                                                                                      --------------
                                             Total Transportation                     $    3,244,971
----------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.1%
                                             Automobile Manufacturers -- 0.1%
    655,000                      BBB/Baa2    Hyundai Motor Manufacturer, 4.5%,
                                             4/15/15                                  $      672,105
    790,000                     BBB+/Baa2    Nissan Motor Acceptance Corp., 4.5%,
                                             1/30/15 (144A)                                  820,281
                                                                                      --------------
                                                                                      $    1,492,386
                                                                                      --------------
                                             Total Automobiles & Components           $    1,492,386
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     31

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.4%
                                             Household Appliances -- 0.4%
  4,235,000                     BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13              $    4,497,714
                                                                                        --------------
                                             Total Consumer Durables & Apparel          $    4,497,714
------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.8%
                                             Casinos & Gaming -- 0.0%
  1,160,000                         NR/WD    Station Casinos, 6.625%, 3/15/18 (e)       $          116
------------------------------------------------------------------------------------------------------
                                             Education Services -- 0.7%
  2,160,000                       AAA/Aaa    Leland Stanford Junior University, 4.75%,
                                             5/1/19                                     $    2,319,473
  2,470,000                       AAA/Aaa    President & Fellows of Harvard, 3.7%,
                                             4/1/13                                          2,616,693
  3,095,000                       AAA/Aaa    President & Fellows of Harvard, 6.3%,
                                             10/1/37                                         3,347,954
                                                                                        --------------
                                                                                        $    8,284,120
------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
  1,200,000                          A/A2    McDonald's Corp., 5.35%, 3/1/18            $    1,346,413
                                                                                        --------------
                                             Total Consumer Services                    $    9,630,649
------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.7%
                                             Broadcasting -- 0.6%
  2,620,000                     BBB+/Baa1    Grupo Telivisa SA, 6.0%, 5/15/18 (144A)    $    2,882,204
  4,250,000                         B+/B3    Intelsat Subsidiary Holding Co., 8.5%,
                                             1/15/13                                         4,255,313
                                                                                        --------------
                                                                                        $    7,137,517
------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.1%
    800,000                      BBB/Baa2    Time Warner Cable, Inc., 8.25%, 4/1/19     $      993,738
    425,000                      BBB/Baa2    Time Warner Cable, Inc., 8.75, 2/14/19            540,799
                                                                                        --------------
                                                                                        $    1,534,537
                                                                                        --------------
                                             Total Media                                $    8,672,054
------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.3%
                                             Internet Retail -- 0.3%
    800,000                      BBB-/Ba1    Expedia, Inc., 5.95%, 8/15/20              $      804,000
  3,000,000                      BBB-/Ba1    Expedia, Inc., 8.5%, 7/1/16 (144A)              3,285,000
                                                                                        --------------
                                                                                        $    4,089,000
                                                                                        --------------
                                             Total Retailing                            $    4,089,000
------------------------------------------------------------------------------------------------------
                                             FOOD & DRUG RETAILING -- 0.1%
                                             Drug Retail -- 0.1%
  1,555,000                     BBB+/Baa2    CVS Pass-Through Trust, 5.773%,
                                             1/31/33                                    $    1,542,062
                                                                                        --------------
                                             Total Food & Drug Retailing                $    1,542,062
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32  Pioneer Bond Fund | Semiannual Report | 12/31/10

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 1.2%
                                             Agricultural Products -- 0.4%
  5,175,000                      BBB-/Ba1    Viterra, Inc., 5.95%, 8/1/20                $    4,937,711
-------------------------------------------------------------------------------------------------------
                                             Brewers -- 0.3%
  2,930,000                     BBB+/Baa2    Anheuser-Busch InBev Worldwide, Inc.,
                                             7.75%, 1/15/19 (144A)                       $    3,645,940
     55,000                     BBB+/Baa1    Miller Brewing Co., 5.5%,
                                             8/15/13 (144A)                                      59,697
                                                                                         --------------
                                                                                         $    3,705,637
-------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.4%
  3,725,000                     BBB-/Baa2    Kraft Foods, Inc., 6.5%, 2/9/40             $    4,174,343
-------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.1%
  1,535,000                        BBB/WD    UST, Inc., 5.75%, 3/1/18                    $    1,639,300
                                                                                         --------------
                                             Total Food, Beverage & Tobacco              $   14,456,991
-------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                             Health Care Facilities -- 0.1%
  1,050,000                        BB/Ba3    HCA, Inc., 7.875%, 2/15/20                  $    1,123,500
    385,000                        BB/Ba3    HCA, Inc., 8.5%, 4/15/19                           421,575
    310,000                        BB-/B2    HCA, Inc., 9.875%, 2/15/17                         341,000
                                                                                         --------------
                                                                                         $    1,886,075
-------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.3%
  3,275,000                       A-/Baa1    United Health Group, 4.875%, 2/15/13        $    3,486,709
                                                                                         --------------
                                             Total Health Care Equipment & Services      $    5,372,784
-------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.9%
                                             Biotechnology -- 0.3%
  3,555,000                     BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13             $    3,839,770
-------------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services -- 0.5%
  5,366,000                     BBB-/Baa3    Agilent Technologies, Inc., 6.5%, 11/1/17   $    5,947,406
 ----------                     ---------    ----------------------------------------------------------
                                             Pharmaceuticals -- 0.1%
  1,000,000                         AA/A1    Abbott Laboratories, 5.125%, 4/1/19         $    1,101,064
                                                                                         --------------
                                             Total Pharmaceuticals & Biotechnology       $   10,888,240
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 4.7%
                                             Diversified Banks -- 1.2%
  3,515,000                        A/Baa1    Barclays Plc, 6.05%, 12/4/17                $    3,605,698
  3,400,000                       AA-/Aa3    BNP Paribas, 1.34438%, 4/27/17                   3,274,849
  3,230,000                         A-/A3    Credit Agricole SA, 8.375%, 12/13/49             3,318,825
  1,855,000                          A/A1    Industrial Bank of Korea, 7.125%,
                                             4/23/14                                          2,082,356
  2,000,000          3.05           A-/NR    Scotiabank Peru SA, Floating Rate Note,
                                             3/15/17 (144A)                                   2,007,200
                                                                                         --------------
                                                                                         $   14,288,928
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     33

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 3.5%
  1,870,000                       BBB+/A2    American Express Bank FSB, 5.5%,
                                             4/16/13                                    $    2,015,473
  2,000,000                          A/A2    Branch Banking & Trust Co., 4.875%,
                                             1/15/13 (b)                                     2,123,964
  1,190,000                          A/NR    Cobank ACB, 7.875%, 4/16/18 (144A)              1,322,887
  2,425,000                     BBB+/Baa1    KeyBank NA, 5.8%, 7/1/14                        2,598,414
  2,030,000                     BBB+/Baa1    Keycorp, 6.5%, 5/14/13                          2,204,001
  2,505,000                        A+/Aa3    Mellon Funding Corp., 5.5%, 11/15/18            2,723,669
  1,435,000                          A/A3    PNC Bank NA, 6.0%, 12/7/17                      1,560,811
  6,273,000          8.25        BBB/Baa3    PNC Financial Services Group, Floating
                                             Rate Note, 5/29/49 (b)                          6,688,837
  1,500,000          8.70        BBB/Baa3    PNC Preferred Funding Trust III, Floating
                                             Rate Note, 3/29/49                              1,592,655
  2,755,000                       A-/Baa1    Sovereign Bancorp, 8.75%, 5/30/18               3,004,176
  6,670,000                     BBB+/Baa1    State Street Capital, 8.25%, 3/15/42            6,776,720
  3,520,000                       AA-/Aa3    Wachovia Bank NA, 6.0%, 11/15/17                3,905,317
  5,470,000          7.70         A-/Baa3    Wells Fargo & Co., Floating Rate Note,
                                             12/29/49 (b)                                    5,654,613
                                                                                        --------------
                                                                                        $   42,171,537
                                                                                        --------------
                                             Total Banks                                $   56,460,465
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 8.1%
                                             Asset Management & Custody Banks -- 1.1%
  2,000,000                        A+/Aa3    Bank of New York, 4.95%, 3/15/15           $    2,171,004
  3,945,000                         A-/A3    Eaton Vance Corp., 6.5%, 10/2/17                4,472,048
  5,400,000                      BB+/Baa3    Janus Capital Group, Inc., 6.95%,
                                             6/15/17                                         5,625,866
                                                                                        --------------
                                                                                        $   12,268,918
------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 1.6%
  4,435,000                          B/B3    American General Finance, 6.9%,
                                             12/15/17                                   $    3,581,263
  3,875,000                         A+/A1    American Honda Finance, 6.7%,
                                             10/1/13 (144A)                                  4,383,892
  1,765,000                      BBB/Baa1    Capital One Bank USA NA, 8.8%,
                                             7/15/19                                         2,171,019
  3,335,000                       BB/Baa3    Capital One Capital VI, 8.875%, 5/15/40         3,472,569
  2,575,000                          A/A2    Caterpillar Financial, 7.05%, 10/1/18           3,114,805
  3,155,000          4.00        BBB-/Ba1    SLM Corp., Floating Rate Note, 7/25/14          2,865,245
                                                                                        --------------
                                                                                        $   19,588,793
------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 2.3%
  3,800,000                      BBB/Baa2    Alterra Finance LLC, 6.25%, 9/30/20        $    3,772,948
    625,000          0.00          BB+/NR    Caelus Re II, Ltd., Floating Rate Note,
                                             5/24/13                                           630,625

The accompanying notes are an integral part of these financial statements.

34  Pioneer Bond Fund | Semiannual Report | 12/31/10

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- (continued)
  3,015,000                         NR/A2    Crown Castle Towers LLC, 4.883%,
                                             8/15/20                                  $    2,897,659
  1,625,000                         NR/A2    Crown Castle Towers LLC, 6.113%,
                                             1/15/20                                       1,695,397
  1,840,000                     BBB+/Baa2    Hyundai Capital Services, Inc., 6.0%,
                                             5/5/15                                        1,991,737
  2,575,000                        A+/Aa3    JPMorgan Chase & Co., 6.0%, 1/15/18           2,875,621
  5,890,000                     BBB+/Baa1    JPMorgan Chase & Co., 7.9%, 4/29/49           6,261,011
  1,400,000                        BB+/NR    Lodestone Re, Ltd., 0.0%,
                                             5/17/13 (144A)                                1,401,960
  2,400,000                        BB+/NR    Lodestone Re, Ltd., 0.0%, 1/8/14              2,398,320
  1,100,000                         A-/A3    Nationsbank Corp., 7.75%, 8/15/15             1,228,726
    798,880                       A-/Baa1    PF Export Receivable Master Trust,
                                             6.436%, 6/1/15 (144A)                           878,768
    760,368                      BBB/Baa2    Power Receivables Finance, LLC 6.29%,
                                             1/1/12 (144A)                                   760,786
  1,250,000          0.00           BB/NR    Residential Reinsurance 2010 LLC,
                                             Floating Rate Note, 6/6/13 (144A)             1,246,875
                                                                                      --------------
                                                                                      $   28,040,433
----------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 2.3%
    700,000                       BBB-/NR    Alta Wind Holdings, Ltd., 7.0%,
                                             6/30/35 (144A)                           $      746,592
 11,040,000          5.79       BBB-/Baa2    Goldman Sachs Capital, Floating Rate
                                             Note, 12/29/49                                9,356,400
  2,000,000                          A/A1    Goldman Sachs, 5.5%, 11/15/14                 2,162,910
  3,125,000                      BBB/Baa2    Jefferies Group, Inc., 6.875%, 4/15/21        3,247,722
  2,730,000                         A-/A2    Macquarie Group, Ltd., 6.0%, 1/14/20          2,740,693
  3,325,000                          A/A2    Merrill Lynch & Co., 5.45%, 2/5/13            3,507,190
  2,765,000                          A/A2    Morgan Stanley Dean Witter, 6.625%,
                                             4/1/18                                        2,999,386
  3,125,000                          A/A2    Morgan Stanley, 5.5%, 1/26/20                 3,150,078
                                                                                      --------------
                                                                                      $   27,910,971
----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.8%
  2,900,000                     BBB+/Baa2    BM&FBovespa SA, 5.5%, 7/16/20            $    2,950,936
  4,680,000                      BBB/Baa3    Cantor Fitzgerald LP, 7.875%, 10/15/19        4,819,572
  2,000,000                         A+/A1    National Rural Utilities Corp., 5.45%,
                                             2/1/18                                        2,209,046
                                                                                      --------------
                                                                                      $    9,979,554
                                                                                      --------------
                                             Total Diversified Financials             $   97,788,669
----------------------------------------------------------------------------------------------------
                                             INSURANCE -- 4.1%
                                             Insurance Brokers -- 0.1%
  1,560,000                        BB+/B1    Leucadia National, 7.125%,
                                             3/15/17 (144A)                           $    1,606,800
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     35

--------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                    Value
--------------------------------------------------------------------------------------------------------
                                            Life & Health Insurance -- 1.8%
    850,000                     BBB/Baa3    Delphi Financial Group, Inc., 7.875%,
                                            1/31/20                                       $      908,062
  3,380,000                      BBB/Ba1    Lincoln National Corp., 6.05%, 4/20/67             3,118,050
  1,690,000                      A-/Baa2    Lincoln National Corp., 8.75%, 7/1/19              2,113,933
  4,200,000                     BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39                      5,628,000
  4,250,000                      A-/Baa2    Protective Life Corp., 7.375%, 10/15/19            4,601,148
  2,800,000                       A/Baa2    Prudential Financial, Inc., 5.15%,
                                            1/15/13                                            2,986,463
  2,140,000                    BBB+/Baa3    Prudential Financial, Inc., 8.875%,
                                            6/15/38                                            2,487,750
                                                                                          --------------
                                                                                          $   21,843,406
--------------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 1.0%
    650,000                     BBB/Baa3    Genworth Financial, Inc., 7.2%, 2/15/21       $      665,352
  4,620,000                      BB/Baa3    Liberty Mutual Group, 7.0%,
                                            3/15/37 (144A)                                     4,149,961
  3,035,000                    BBB-/Baa2    Liberty Mutual Group, 7.3%,
                                            6/15/14 (144A)                                     3,318,930
    650,000        10.75         BB/Baa3    Liberty Mutual Group, Floating Rate Note,
                                            6/15/58 (144A)                                       786,500
  2,650,000                         A/A3    Loew Corp., 5.25%, 3/15/16                         2,873,538
                                                                                          --------------
                                                                                          $   11,794,281
--------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.7%
  5,000,000                    BBB-/Baa3    Hanover Insurance Group, 7.625%,
                                            10/15/25                                      $    5,011,430
    700,000                    BBB-/Baa3    The Hanover Insurance Group, Inc., 7.5%,
                                            3/1/20                                               737,626
  2,000,000                        A-/A2    Travelers Cos., Inc., 6.25%, 6/15/37               2,222,656
                                                                                          --------------
                                                                                          $    7,971,712
--------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.5%
    250,000         8.92           BB/NR    Caelus Re, Ltd., Floating Rate Note,
                                            6/7/11                                        $      251,225
    600,000         0.00          BB+/A2    Foundation Re III, Ltd., Floating Rate Note,
                                            2/3/14                                               597,120
  5,048,000                    BBB+/BBB+    Platinum Underwriters HD, 7.5%, 6/1/17             5,251,384
                                                                                          --------------
                                                                                          $    6,099,729
                                                                                          --------------
                                            Total Insurance                               $   49,315,928
--------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 3.3%
                                            Diversified Real Estate Activities -- 0.4%
  4,125,000                        A-/A2    WEA Finance LLC, 7.125%, 4/15/18              $    4,745,276
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36  Pioneer Bond Fund | Semiannual Report | 12/31/10

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                             Diversified Real Estate Investment Trusts -- 0.7%
  5,125,000                     BBB+/Baa1    Dexus Finance Pty, Ltd., 7.125%,
                                             10/15/14                                  $    5,658,072
  1,765,000                      BBB/Baa2    Digital Realty Trust LP, 4.5%,
                                             7/15/15 (144A)                                 1,775,871
    725,000                      BBB/Baa2    Digital Realty Trust LP, 5.875%, 2/1/20          737,581
                                                                                       --------------
                                                                                       $    8,171,524
-----------------------------------------------------------------------------------------------------
                                             Office Real Estate Investment Trusts -- 0.2%
    692,000                      BBB/Baa2    Mack-Cali Realty LP, 5.125%, 1/15/15      $      724,831
  1,607,000                      BBB/Baa2    Mack-Cali Realty LP, 5.125%, 2/15/14           1,697,387
                                                                                       --------------
                                                                                       $    2,422,218
-----------------------------------------------------------------------------------------------------
                                             Real Estate Operating Companies -- 0.0%
    180,000                         B-/B3    Forest City Enterprises, 7.625%, 6/1/15   $      168,300
-----------------------------------------------------------------------------------------------------
                                             Retail Real Estate Investment Trusts -- 0.3%
  2,905,000                       BB/Baa3    Developers Diversified Realty, 7.5%,
                                             4/1/17                                    $    3,245,149
-----------------------------------------------------------------------------------------------------
                                             Specialized Real Estate Investment Trusts -- 1.7%
  4,125,000                     BBB-/Baa2    Health Care REIT, Inc., 6.2%, 6/1/16      $    4,564,333
    860,000                     BBB-/Baa2    Health Care, Inc., 6.0%, 11/15/13                941,576
  2,425,000                     BBB-/Baa3    Healthcare Realty Trust, Inc., 6.5%,
                                             1/17/17                                        2,615,234
  5,325,000                     BBB-/Baa2    Hospitality Properties Trust, 7.875%,
                                             8/15/14                                        5,889,935
  4,285,000                     BBB-/Baa3    Senior Housing Properties Trust, 6.75%,
                                             4/15/20                                        4,526,031
    540,000                     BBB-/Baa3    Ventas Realty LP/CAP Corp., 6.75%,
                                             4/1/17                                           565,810
  1,910,000                     BBB-/Baa3    Ventas Realty LP/V, 6.5%, 6/1/16               1,986,305
                                                                                       --------------
                                                                                       $   21,089,224
                                                                                       --------------
                                             Total Real Estate                         $   39,841,691
-----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.6%
                                             Data Processing & Outsourced Services -- 0.1%
    447,000                       B-/Caa1    First Data Corp., 12.625%, 1/15/21        $      426,885
    447,000                       B-/Caa1    First Data Corp., 8.25%, 1/15/21 (b)             429,120
    101,000                       B-/Caa1    First Data Corp., 9.875%, 9/24/15                 96,203
                                                                                       --------------
                                                                                       $      952,208
-----------------------------------------------------------------------------------------------------
                                             Internet Software & Services -- 0.3%
  3,950,000                        NR/Ba2    GTP Towers Issuer LLC, 4.436%,
                                             2/15/15 (144A)                            $    4,083,087
-----------------------------------------------------------------------------------------------------
                                             Systems Software -- 0.2%
  1,800,000                          A/A2    Oracle Corp., 5.75%, 4/15/18              $    2,059,101
                                                                                       --------------
                                             Total Software & Services                 $    7,094,396
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     37

----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                            Communications Equipment -- 0.1%
    497,000                     BBB-/Ba2    Brocade Communications Systems,
                                            6.625%, 1/15/18                           $      523,093
    497,000                     BBB-/Ba2    Brocade Communications Systems,
                                            6.875%, 1/15/20                                  529,305
                                                                                      --------------
                                                                                      $    1,052,398
----------------------------------------------------------------------------------------------------
                                            Computer Hardware -- 0.1%
  1,700,000                         A/A2    Hewlett-Packard Co., 4.5%, 3/1/13         $    1,819,612
                                                                                      --------------
                                            Total Technology Hardware & Equipment     $    2,872,010
----------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.3%
                                            Semiconductor Equipment -- 0.3%
  3,140,000                     BBB/Baa1    Klac Instruments Corp., 6.9%, 5/1/18      $    3,454,019
                                                                                      --------------
                                            Total Semiconductors                      $    3,454,019
----------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.5%
                                            Integrated Telecommunication Services -- 0.5%
  1,200,000                        A-/A2    AT&T, Inc., 5.6%, 5/15/18                 $    1,338,893
  2,530,000                        B+/B2    Cincinnati Bell, Inc., 8.25%, 10/15/17         2,504,700
    580,000                        B+/B2    Cincinnati Bell, Inc., 8.375%, 10/15/20          556,800
  1,990,000                    BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16                   2,200,757
                                                                                      --------------
                                                                                      $    6,601,150
                                                                                      --------------
                                            Total Telecommunication Services          $    6,601,150
----------------------------------------------------------------------------------------------------
                                            UTILITIES -- 3.4%
                                            Electric Utilities -- 2.1%
  1,275,000                      BBB+/A3    CenterPoint Energy Houston Electric LLC,
                                            7.0%, 3/1/14                              $    1,458,183
    980,000                      A-/Baa1    Commonwealth Edison, 6.15%, 9/15/17            1,117,856
    751,683                    BBB-/Baa3    Crocket Cogeneration, 5.869%,
                                            3/30/25 (144A)                                   751,119
  3,365,000                        A-/A2    Enel Finance International SA, 5.125%,
                                            10/7/19 (144A)                                 3,334,799
  1,330,308                    BBB-/Baa3    FPL Energy America Wind LLC, 6.639%,
                                            6/20/23 (144A)                                 1,335,017
    457,800                       B+/Ba2    FPL Energy Wind Funding, 6.876%,
                                            6/27/17 (144A)                                   444,638
  1,925,000                    BBB-/Baa2    Israel Electric Corp., Ltd., 7.25%,
                                            1/15/19 (144A)                                 2,118,545
    610,000                    BBB-/Baa2    Israel Electric Corp., Ltd., 9.375%,
                                            1/28/20 (144A)                                   766,790
    910,000                     BBB/Baa3    Nevada Power Co., 6.5%, 8/1/18                 1,050,711
  5,055,000                    BBB+/Baa2    NY State Gas and Electric, 6.15%,
                                            12/15/17 (144A)                                5,437,446

The accompanying notes are an integral part of these financial statements.

38  Pioneer Bond Fund | Semiannual Report | 12/31/10

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                             Electric Utilities -- (continued)
  1,001,930                         NR/WD    Orcal Geothermal, 6.21%,
                                             12/30/20 (144A)                          $      951,743
  2,690,000                      BB+/Baa3    Public Service of New Mexico, 7.95%,
                                             5/15/18                                       3,023,165
  3,550,000                       BBB+/A3    West Penn Power Co., 5.95%, 12/15/17          3,913,790
                                                                                      --------------
                                                                                      $   25,703,802
----------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.2%
  2,450,000                        A+/Aa3    Nakilat, Inc., 6.267%, 12/31/33 (144A)   $    2,326,104
----------------------------------------------------------------------------------------------------
                                             Independent Power Producer & Energy Traders -- 1.0%
  5,529,176                         NR/B1    Coso Geothermal Power Holdings, 7.0%,
                                             7/15/26 (144A)                           $    4,783,843
  2,675,000                       BB-/Ba3    Intergen NV, 9.0%, 6/30/17 (b)                2,835,500
  2,105,000                     BBB-/Baa3    Kiowa Power Partners LLC, 5.737%,
                                             3/20/21 (144A)                                2,135,270
  2,570,008                     BBB-/Baa3    Panoche Energy Center LLC, 6.88%,
                                             7/31/29 (144A)                                2,651,786
                                                                                      --------------
                                                                                      $   12,406,399
----------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.1%
  1,365,000                        BB/Ba2    NSG Holdings, Inc., 7.75%, 12/15/25      $    1,269,450
    402,410                         NR/NR    Ormat Funding Corp., 8.25%, 12/30/20            388,829
                                                                                      --------------
                                                                                      $    1,658,279
                                                                                      --------------
                                             Total Utilities                          $   42,094,584
----------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $453,116,990)                      $  496,766,086
----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.8%
  2,183,547                       AAA/Aaa    Federal Home Loan Mortgage Corp., 4.5%,
                                             10/1/20                                  $    2,302,278
  1,180,559                       AAA/Aaa    Federal Home Loan Mortgage Corp., 4.5%,
                                             3/1/20                                        1,244,752
  3,805,858                       AAA/Aaa    Federal Home Loan Mortgage Corp., 5.0%,
                                             10/1/20                                       4,072,862
    104,656                       AAA/Aaa    Federal Home Loan Mortgage Corp., 5.0%,
                                             11/1/34                                         110,351
    155,981                       AAA/Aaa    Federal Home Loan Mortgage Corp., 5.0%,
                                             12/1/21                                         165,559
  2,530,485                       AAA/Aaa    Federal Home Loan Mortgage Corp., 5.0%,
                                             2/1/22                                        2,686,126
  2,023,662                       AAA/Aaa    Federal Home Loan Mortgage Corp., 5.0%,
                                             6/1/35                                        2,132,516
    679,670                       AAA/Aaa    Federal Home Loan Mortgage Corp., 5.5%,
                                             11/1/34                                         729,186

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     39

----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            U.S. Government Agency Obligations -- (continued)
    171,799                        AAA/Aaa  Federal Home Loan Mortgage Corp., 5.5%,
                                            11/1/34                                  $      184,315
    427,024                        AAA/Aaa  Federal Home Loan Mortgage Corp., 5.5%,
                                            11/1/35                                         457,734
    824,916                        AAA/Aaa  Federal Home Loan Mortgage Corp., 5.5%,
                                            12/1/18                                         891,692
  2,296,573                        AAA/Aaa  Federal Home Loan Mortgage Corp., 5.5%,
                                            8/1/35                                        2,461,732
  1,300,168                        AAA/Aaa  Federal Home Loan Mortgage Corp., 5.5%,
                                            9/1/33                                        1,396,921
    185,795                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            1/1/33                                          204,187
    124,174                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            1/1/34                                          136,466
    360,507                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            1/1/34                                          394,504
    143,032                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            11/1/33                                         157,191
    795,572                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            12/1/33                                         874,327
    573,980                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            12/1/33                                         632,675
    135,172                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            12/1/33                                         148,553
    333,090                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            12/1/36                                         362,004
     45,223                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            2/1/33                                           49,700
    309,526                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            2/1/33                                          340,166
    240,088                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            3/1/33                                          263,855
    770,604                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            3/1/33                                          846,888
     71,458                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            4/1/33                                           78,532
    573,919                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            4/1/35                                          625,531
  2,656,090                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            4/1/36                                        2,886,650
    349,863                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            5/1/17                                          381,842
  1,930,029                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            5/1/34                                        2,112,040
    334,840                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            5/1/34                                          366,417

The accompanying notes are an integral part of these financial statements.

40  Pioneer Bond Fund | Semiannual Report | 12/31/10

----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            U.S. Government Agency Obligations -- (continued)
    183,566                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            5/1/34                                   $      200,877
  1,374,989                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            6/1/35                                        1,498,641
    615,191                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            6/1/35                                          670,514
    330,110                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            7/1/34                                          362,788
    669,853                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            8/1/34                                          733,023
    598,782                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.0%,
                                            9/1/33                                          658,057
        474                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            1/1/31                                              534
        387                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            1/1/31                                              435
      1,638                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            1/1/33                                            1,842
    247,674                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            10/1/33                                         279,674
     57,239                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            10/1/33                                          64,709
        881                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            11/1/30                                             991
    322,194                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            11/1/33                                         364,291
      4,086                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            2/1/33                                            4,595
      9,943                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            3/1/13                                           10,142
      1,626                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            3/1/31                                            1,828
     25,767                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            3/1/31                                           28,973
     23,053                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            4/1/34                                           26,000
      1,003                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            5/1/31                                            1,127
     19,642                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            5/1/31                                           22,085
        371                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            6/1/32                                              417
      4,692                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            7/1/31                                            5,276
     54,868                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                            7/1/31                                           61,694

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     41

----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                           U.S. Government Agency Obligations -- (continued)
    49,037                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                           7/1/32                                   $       55,138
    11,256                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                           8/1/31                                           12,657
     1,939                        AAA/Aaa  Federal Home Loan Mortgage Corp., 6.5%,
                                           9/1/31                                            2,180
    10,320                        AAA/Aaa  Federal Home Loan Mortgage Corp., 7.0%,
                                           11/1/30                                          11,753
   226,644                        AAA/Aaa  Federal Home Loan Mortgage Corp., 7.0%,
                                           8/1/22                                          246,630
   618,562                        AAA/Aaa  Federal Home Loan Mortgage Corp., 7.0%,
                                           9/1/22                                          673,109
     3,743                        AAA/Aaa  Federal Home Loan Mortgage Corp., 8.0%,
                                           8/1/31                                            4,208
 2,700,000                          NR/NR  Federal National Mortgage Association
                                           REMICS, 5.0%, 3/25/24                         2,897,868
 5,000,000                          NR/NR  Federal National Mortgage Association
                                           REMICS, 5.0%, 7/25/33                         5,343,092
   244,429                        AAA/Aaa  Federal National Mortgage Association
                                           REMICS, 5.69%, 1/25/32                          258,164
       907                          NR/NR  Federal National Mortgage Association,
                                           10.3%, 4/25/19                                      921
     7,751                          NR/NR  Federal National Mortgage Association,
                                           10.3%, 4/25/19                                    8,999
   179,907                        AAA/Aaa  Federal National Mortgage Association,
                                           4.0%, 7/1/18                                    187,806
 2,240,776                        AAA/Aaa  Federal National Mortgage Association,
                                           4.5%, 11/1/20                                 2,364,018
 2,134,600                        AAA/Aaa  Federal National Mortgage Association,
                                           4.50%, 10/1/35                                2,203,103
 1,868,571                        AAA/Aaa  Federal National Mortgage Association,
                                           4.50%, 10/1/35                                1,928,537
 1,352,544                        AAA/Aaa  Federal National Mortgage Association,
                                           5.0%, 1/1/20                                  1,454,196
 1,710,778                        AAA/Aaa  Federal National Mortgage Association,
                                           5.0%, 10/1/20                                 1,839,353
    93,518                        AAA/Aaa  Federal National Mortgage Association,
                                           5.0%, 12/1/17                                   100,021
   270,956                        AAA/Aaa  Federal National Mortgage Association,
                                           5.0%, 2/1/20                                    290,642
   150,043                        AAA/Aaa  Federal National Mortgage Association,
                                           5.0%, 2/1/22                                    159,271
 2,614,224                        AAA/Aaa  Federal National Mortgage Association,
                                           5.0%, 5/1/23                                  2,804,164
 2,849,367                        AAA/Aaa  Federal National Mortgage Association,
                                           5.0%, 6/1/40                                  2,997,609

The accompanying notes are an integral part of these financial statements.

42  Pioneer Bond Fund | Semiannual Report | 12/31/10

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                             U.S. Government Agency Obligations -- (continued)
  4,620,442                         AAA/Aaa  Federal National Mortgage Association,
                                             5.0%, 7/1/40                            $    4,860,827
  4,922,551                         AAA/Aaa  Federal National Mortgage Association,
                                             5.0%, 7/1/40                                 5,178,653
  2,917,856                         AAA/Aaa  Federal National Mortgage Association,
                                             5.0%, 8/1/40                                 3,069,661
  1,164,898                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 12/1/17                                1,256,412
     80,403                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 2/1/18                                    87,484
    902,833                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 3/1/25                                   975,765
  2,148,131                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 3/1/36                                 2,303,383
  1,897,401                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 5/1/36                                 2,034,533
    203,772                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 6/1/33                                   219,645
  2,283,155                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 6/1/36                                 2,448,166
     34,301                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 7/1/23                                    37,140
    870,512                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 7/1/33                                   938,324
  4,142,239                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 7/1/34                                 4,458,440
     68,505                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 9/1/17                                    73,867
  1,200,708                         AAA/Aaa  Federal National Mortgage Association,
                                             5.5%, 9/1/19                                 1,296,202
      3,089                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 1/1/29                                     3,403
      2,408                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 1/1/29                                     2,625
     14,112                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 1/1/32                                    15,546
    299,906                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 10/1/32                                  330,377
     96,180                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 10/1/34                                  105,501
  1,335,638                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 10/1/35                                1,457,568
    100,209                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 11/1/33                                  110,390
     60,610                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 11/1/34                                   66,484

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     43

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                             U.S. Government Agency Obligations -- (continued)
  2,963,402                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 12/1/35                           $    3,233,932
     31,855                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 2/1/32                                    35,113
    117,171                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 2/1/32                                   129,076
    202,311                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 2/1/33                                   222,867
     19,605                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 2/1/35                                    21,505
     50,068                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 2/1/35                                    54,920
    432,230                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 3/1/33                                   476,146
     25,899                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 3/1/33                                    28,530
  1,154,640                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 4/1/33                                 1,271,955
  1,088,898                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 4/1/35                                 1,199,533
     63,397                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 5/1/33                                    69,838
    493,859                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 5/1/35                                   538,943
    108,745                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 6/1/16                                   118,379
    431,058                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 7/1/33                                   474,855
  1,476,044                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 7/1/33                                 1,626,015
    484,070                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 7/1/38                                   526,596
     21,436                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 8/1/32                                    23,614
    770,390                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 8/1/34                                   848,664
      5,403                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 9/1/29                                     5,952
      3,094                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 9/1/32                                     3,409
     76,140                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 9/1/34                                    83,519
    343,190                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 9/1/34                                   376,451
  1,252,309                         AAA/Aaa  Federal National Mortgage Association,
                                             6.0%, 9/1/34                                 1,373,677

The accompanying notes are an integral part of these financial statements.

44  Pioneer Bond Fund | Semiannual Report | 12/31/10

-------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------
                                           U.S. Government Agency Obligations -- (continued)
    62,174                        AAA/Aaa  Federal National Mortgage Association,
                                           6.0%, 9/1/34                            $       68,200
    52,004                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5% 9/1/31                                     58,474
     8,970                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 1/1/31                                    10,086
    43,047                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 10/1/31                                   48,402
     4,313                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 10/1/31                                    4,850
    12,606                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 10/1/31                                   14,174
   134,898                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 10/1/32                                  151,681
   257,016                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 12/1/31                                  288,993
    41,017                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 2/1/32                                    46,120
    82,035                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 2/1/32                                    92,241
   110,828                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 2/1/33                                   124,617
   141,753                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 3/1/32                                   159,389
     7,350                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 4/1/31                                     8,265
    45,501                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 5/1/31                                    51,162
   195,888                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 6/1/31                                   220,260
    35,918                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 7/1/29                                    40,387
   112,167                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 7/1/34                                   127,350
    16,818                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 8/1/31                                    18,911
    30,950                        AAA/Aaa  Federal National Mortgage Association,
                                           6.5%, 9/1/31                                    34,801
    67,948                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 1/1/32                                    77,380
     5,040                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 12/1/30                                    5,738
    11,743                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 12/1/30                                   13,370
    59,790                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 12/1/31                                   68,115

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     45

-------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------
                                           U.S. Government Agency Obligations -- (continued)
    92,734                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 12/1/31                           $      105,646
       907                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 3/1/12                                       926
    28,021                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 4/1/31                                    31,905
    15,116                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 7/1/21                                    17,282
    11,414                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 9/1/31                                    13,004
    48,114                        AAA/Aaa  Federal National Mortgage Association,
                                           7.0%, 9/1/31                                    54,814
     2,082                        AAA/Aaa  Federal National Mortgage Association,
                                           7.5%, 4/1/30                                     2,390
     2,022                        AAA/Aaa  Federal National Mortgage Association,
                                           7.5%, 8/1/20                                     2,325
     1,276                        AAA/Aaa  Federal National Mortgage Association,
                                           8.0%, 10/1/30                                    1,427
     5,823                        AAA/Aaa  Federal National Mortgage Association,
                                           8.0%, 2/1/29                                     6,722
     1,337                        AAA/Aaa  Federal National Mortgage Association,
                                           8.0%, 2/1/30                                     1,545
       915                        AAA/Aaa  Federal National Mortgage Association,
                                           8.0%, 2/1/30                                     1,057
    17,452                        AAA/Aaa  Federal National Mortgage Association,
                                           8.0%, 3/1/31                                    20,170
     3,617                        AAA/Aaa  Federal National Mortgage Association,
                                           8.0%, 4/1/20                                     4,259
     1,388                        AAA/Aaa  Federal National Mortgage Association,
                                           8.0%, 4/1/30                                     1,606
       452                        AAA/Aaa  Federal National Mortgage Association,
                                           8.0%, 5/1/31                                       523
     1,095                        AAA/Aaa  Federal National Mortgage Association,
                                           8.0%, 7/1/30                                     1,266
   247,588                        AAA/Aaa  Government National Mortgage
                                           Association I, 6.0%, 2/15/29                   273,364
    25,331                        AAA/Aaa  Government National Mortgage
                                           Association I, 7.0%, 12/15/30                   29,046
    45,822                        AAA/Aaa  Government National Mortgage
                                           Association I, 7.0%, 3/15/31                    52,567
    12,404                        AAA/Aaa  Government National Mortgage
                                           Association I, 7.5%, 10/15/29                   14,340
 1,190,820                        AAA/Aaa  Government National Mortgage
                                           Association II, 4.5%, 1/20/35                1,249,865
   534,051                        AAA/Aaa  Government National Mortgage
                                           Association II, 4.5%, 12/20/34                 561,019

The accompanying notes are an integral part of these financial statements.

46  Pioneer Bond Fund | Semiannual Report | 12/31/10

-------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                      Value
-------------------------------------------------------------------------------------------------
                                             U.S. Government Agency Obligations -- (continued)
  1,595,314                         AAA/Aaa  Government National Mortgage
                                             Association II, 5.5%, 10/20/19   $    1,723,657
     85,034                         AAA/Aaa  Government National Mortgage
                                             Association II, 5.5%, 11/20/34           91,966
    816,724                         AAA/Aaa  Government National Mortgage
                                             Association II, 5.5%, 3/20/34           883,301
      5,870                         AAA/Aaa  Government National Mortgage
                                             Association II, 6.5%, 2/20/29             6,641
      2,468                         AAA/Aaa  Government National Mortgage
                                             Association II, 6.5%, 3/20/29             2,792
     77,117                         AAA/Aaa  Government National Mortgage
                                             Association II, 6.5%, 4/20/29            87,248
    193,780                         AAA/Aaa  Government National Mortgage
                                             Association II, 7.0%, 1/20/29           221,147
    183,702                         AAA/Aaa  Government National Mortgage
                                             Association II, 7.0%, 11/20/28          209,551
      5,702                         AAA/Aaa  Government National Mortgage
                                             Association II, 7.0%, 12/20/30            6,510
  1,010,718                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 10/15/33           1,057,035
    782,156                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 10/15/33             818,000
  1,093,614                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 10/15/35           1,140,997
     91,420                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 2/15/34               95,614
    799,361                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 3/15/35              833,995
    302,497                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 3/15/35              315,603
    220,982                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 3/20/35              231,939
  1,024,636                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 4/15/35            1,069,030
    132,673                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 4/15/35              138,422
    716,872                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 4/15/38              745,692
     90,162                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 5/15/34               94,181
    256,014                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 7/15/33              267,746
    934,339                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 9/15/33              977,156
    217,124                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 9/15/35              226,531

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     47

---------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                        Value
---------------------------------------------------------------------------------------------
                                            U.S. Government Agency Obligations -- (continued)
    627,976                        AAA/Aaa  Government National Mortgage
                                            Association, 5.0%, 10/15/18        $      673,210
    499,892                        AAA/Aaa  Government National Mortgage
                                            Association, 5.0%, 4/15/34                533,061
  1,171,362                        AAA/Aaa  Government National Mortgage
                                            Association, 5.0%, 4/15/35              1,258,600
    533,900                        AAA/Aaa  Government National Mortgage
                                            Association, 5.0%, 7/15/19                572,108
      5,713                        AAA/Aaa  Government National Mortgage
                                            Association, 5.0%, 7/15/19                  6,122
    345,946                        AAA/Aaa  Government National Mortgage
                                            Association, 5.0%, 9/15/33                370,422
    607,899                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 1/15/35                659,472
    771,005                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 10/15/17               834,612
    204,177                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 10/15/17               221,022
     89,345                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 10/15/33                97,065
    421,879                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 10/15/35               457,671
    808,363                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 10/15/35               876,943
    228,288                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 11/15/18               247,407
    953,386                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 11/15/19             1,033,083
  1,604,730                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 11/15/34             1,742,880
     97,200                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 12/15/18               105,341
    447,713                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 2/15/18                485,209
    576,242                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 2/15/18                624,502
    175,658                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 2/15/35                190,560
    502,869                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 2/15/35                545,532
    244,844                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 2/15/37                265,310
      3,998                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 4/15/19                  4,366
    755,155                        AAA/Aaa  Government National Mortgage
                                            Association, 5.5%, 4/20/34                816,714

The accompanying notes are an integral part of these financial statements.

48  Pioneer Bond Fund | Semiannual Report | 12/31/10

---------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                        Value
---------------------------------------------------------------------------------------------
                                           U.S. Government Agency Obligations -- (continued)
    70,540                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 6/15/33         $       76,741
   642,835                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 6/15/35                699,381
   288,494                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 7/15/33                313,421
   320,740                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 7/15/33                348,452
 1,810,747                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 7/15/34              1,969,624
 1,806,907                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 7/15/35              1,960,203
   770,007                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 8/15/19                835,819
   907,057                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 8/15/19                985,999
    55,848                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 8/15/33                 60,674
    69,209                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 8/15/33                 75,188
   133,858                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 8/15/33                145,423
   600,857                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 9/15/19                651,084
   718,677                        AAA/Aaa  Government National Mortgage
                                           Association, 5.5%, 9/15/33                780,772
    41,788                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 1/15/17                 45,555
    89,862                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 1/15/19                 98,385
   148,862                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 1/15/33                165,523
   399,197                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 1/15/33                440,757
   104,838                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 10/15/32               115,753
   151,358                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 10/15/33               168,298
   806,355                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 10/15/34               896,350
   973,310                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 10/15/36             1,073,118
   146,087                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 11/15/31               161,296
   393,337                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 11/15/34               437,237

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     49

---------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                        Value
---------------------------------------------------------------------------------------------
                                            U.S. Government Agency Obligations -- (continued)
   222,265                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 12/15/32        $      249,497
   113,732                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 2/15/33                126,461
   166,300                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 3/15/17                181,293
   152,069                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 3/15/17                165,779
     6,379                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 3/15/32                  7,043
   352,997                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 3/15/33                392,504
   329,833                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 3/15/33                366,749
   475,890                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 3/15/33                529,152
   991,376                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 3/15/33              1,102,331
   435,470                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 3/15/33                480,805
   887,740                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 3/15/33                980,161
     9,066                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 4/15/13                  9,866
       827                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 4/15/14                    900
   165,254                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 4/15/18                180,282
   327,935                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 4/15/33                364,637
    72,463                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 4/15/33                 80,573
   193,924                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 4/15/33                215,628
   256,199                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 5/15/17                279,297
   207,074                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 5/15/17                225,742
   441,407                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 5/15/33                490,809
    47,971                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 6/15/17                 52,296
    25,904                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 6/15/33                 28,804
   502,052                         AAA/Aaa  Government National Mortgage
                                            Association, 6.0%, 7/15/33                535,834

The accompanying notes are an integral part of these financial statements.

50  Pioneer Bond Fund | Semiannual Report | 12/31/10

--------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                    Value
--------------------------------------------------------------------------------------------
                                           U.S. Government Agency Obligations -- (continued)
     2,127                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 8/15/13         $        2,248
    87,197                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 8/15/32                 96,275
    27,145                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 8/15/32                 29,971
 1,396,529                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 8/15/36              1,542,646
   428,556                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 9/15/19                467,595
   900,039                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 9/15/28                993,740
   168,701                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 9/15/32                186,265
    12,067                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 9/15/32                 13,323
    35,734                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 9/15/33                 39,734
   181,341                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 9/15/33                201,637
   158,053                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 9/15/34                175,693
   476,821                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 9/15/34                530,038
 2,117,594                        AAA/Aaa  Government National Mortgage
                                           Association, 6.0%, 9/15/35              2,354,285
    46,851                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 1/15/29                 53,191
   254,332                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 1/15/32                288,752
 1,195,511                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 1/15/33              1,357,302
    12,620                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 1/15/33                 14,328
    92,983                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 1/15/34                105,392
    10,950                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 1/15/35                 12,412
   113,611                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 10/15/31               128,986
   370,297                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 10/15/31               420,410
    21,530                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 10/15/31                24,444
   259,725                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 10/15/32               294,874

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     51

--------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                        Value
--------------------------------------------------------------------------------------------
                                           U.S. Government Agency Obligations -- (continued)
     5,163                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 10/15/33        $        5,852
    13,724                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 11/15/31                15,581
   181,301                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 11/15/32               205,836
 1,145,011                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 12/15/32             1,299,968
     4,276                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 2/15/29                  4,855
    17,770                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 2/15/29                 20,174
    98,762                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 2/15/32                112,127
   251,265                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 2/15/34                286,525
    27,281                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 3/15/29                 30,974
   138,647                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 3/15/29                157,410
    35,663                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 3/15/29                 40,490
    28,544                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 3/15/31                 32,407
    66,726                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 3/15/32                 75,756
   226,516                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 4/15/31                257,171
    23,950                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 4/15/32                 27,191
   129,246                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 4/15/35                146,899
       450                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 5/15/26                    510
   213,462                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 5/15/29                242,435
    10,241                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 5/15/29                 11,627
    65,878                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 5/15/31                 74,793
    56,584                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 5/15/31                 64,241
    27,808                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 5/15/32                 31,571
   102,080                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 5/15/33                115,703

The accompanying notes are an integral part of these financial statements.

52  Pioneer Bond Fund | Semiannual Report | 12/31/10

--------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                        Value
--------------------------------------------------------------------------------------------
                                           U.S. Government Agency Obligations -- (continued)
    48,571                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 6/15/32         $       55,144
   312,754                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 6/15/34                356,644
    19,043                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 6/15/35                 21,715
   568,490                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 7/15/32                645,426
   113,243                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 7/15/32                128,568
   200,879                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 7/15/35                227,688
   170,745                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 7/15/35                193,639
     1,056                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 8/15/11                  1,065
   141,082                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 8/15/31                160,175
    84,145                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 8/15/32                 95,532
    25,241                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 8/15/32                 28,656
    17,967                        AAA/Aaa  Government National Mortgage
                                           Association, 6.5%, 9/15/34                 20,365
    39,940                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 10/15/31                45,819
   119,915                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 11/15/28               137,365
    48,958                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 11/15/28                56,082
     9,109                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 12/15/13                 9,715
     9,372                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 12/15/30                10,746
     4,856                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 4/15/28                  5,564
    48,125                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 4/15/29                 55,162
    17,272                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 4/15/31                 19,814
   172,251                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 5/15/32                197,252
    32,402                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 6/15/31                 37,172
    81,622                        AAA/Aaa  Government National Mortgage
                                           Association, 7.0%, 6/15/31                 93,592

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     53

-------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------
                                           U.S. Government Agency Obligations -- (continued)
     9,991                      AAA/Aaa    Government National Mortgage
                                           Association, 7.0%, 7/15/31              $       11,457
     3,650                      AAA/Aaa    Government National Mortgage
                                           Association, 7.0%, 8/15/28                       4,182
   386,678                      AAA/Aaa    Government National Mortgage
                                           Association, 7.0%, 8/15/31                     443,597
     5,542                      AAA/Aaa    Government National Mortgage
                                           Association, 7.0%, 9/15/11                       5,646
    44,472                      AAA/Aaa    Government National Mortgage
                                           Association, 7.0%, 9/15/31                      51,018
   100,643                      AAA/Aaa    Government National Mortgage
                                           Association, 7.5%, 12/15/31                    116,654
     6,062                      AAA/Aaa    Government National Mortgage
                                           Association, 7.5%, 2/15/26                       6,990
    17,255                      AAA/Aaa    Government National Mortgage
                                           Association, 7.5%, 2/15/31                      20,000
       284                      AAA/Aaa    Government National Mortgage
                                           Association, 7.5%, 8/15/11                         285
    21,446                      AAA/Aaa    Government National Mortgage
                                           Association, 7.5%, 8/15/29                      24,792
     9,670                      AAA/Aaa    Government National Mortgage
                                           Association, 7.75%, 2/15/30                     11,358
83,150,625         0.70           NR/NR    Government National Mortgage
                                           Association, Floating Rate Note,
                                           11/16/51                                     4,065,118
11,750,000                      AAA/Aaa    U.S. Treasury Bonds, 2.75%, 2/15/19         11,598,531
 5,100,000                      AAA/Aaa    U.S. Treasury Bonds, 5.25%, 11/15/28         5,845,079
 4,750,000                      AAA/Aaa    U.S. Treasury Bonds, 6.25%, 8/15/23          5,970,156
 6,380,000                      AAA/Aaa    U.S. Treasury Notes, 3.125%, 5/15/19         6,447,290
 2,500,000                      AAA/Aaa    U.S. Treasury Notes, 3.625%, 8/15/19         2,611,720
 7,620,000                      AAA/Aaa    U.S. Treasury Notes, 4.25%, 5/15/39          7,506,889
 1,365,000                       NR/Aaa    U.S. Treasury Notes, 4.375%, 11/15/39        1,372,251
 5,450,000                      AAA/Aaa    U.S. Treasury Notes, 4.375%, 2/15/38         5,507,906
 2,000,000                      AAA/Aaa    U.S. Treasury Notes, 4.375%, 5/15/40         2,009,680
 7,340,000                      AAA/Aaa    U.S. Treasury Notes, 4.5%, 2/15/36           7,599,190
 8,435,000                      AAA/Aaa    U.S. Treasury Notes, 4.5%, 5/15/38           8,690,682
 9,068,000                      AAA/Aaa    U.S. Treasury Notes, 4.5%, 8/15/39           9,311,703
 4,000,000                       NR/Aaa    U.S. Treasury Notes, 4.625%, 2/15/40         4,190,000
   840,000                      AAA/Aaa    U.S. Treasury Notes, 5.5%, 8/15/28             989,756
   450,000                      AAA/Aaa    U.S. Treasury Notes, 7.875%, 2/15/21           627,750
                                                                                   --------------
                                                                                   $  252,447,102
-------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AGENCY
                                           OBLIGATIONS
                                           (Cost $239,614,323)                     $  252,447,102
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54  Pioneer Bond Fund | Semiannual Report | 12/31/10

-----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------------
                                            FOREIGN GOVERNMENT BONDS -- 0.1%
                                            BANKS -- 0.1%
                                            Diversified Banks -- 0.1%
    625,000                         A/A1    Export-Import Bank of Korea, 5.875%,
                                                     1/14/15                                 $      676,831
                                                                                             --------------
                                            Total Banks                                      $      676,831
-----------------------------------------------------------------------------------------------------------
                                            TOTAL FOREIGN GOVERNMENT BONDS
                                            (Cost $622,250)                                  $      676,831
-----------------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 1.0%
                                            Municipal General -- 0.3%
  1,660,000                      AA+/Aa1    State of Washington, 5.0%, 7/1/18                $    1,914,129
    855,000                        A+/A1    State of Illinois, 3.321%, 1/1/13                       857,155
                                                                                             --------------
                                                                                             $    2,771,284
-----------------------------------------------------------------------------------------------------------
                                            Municipal Higher Education -- 0.7%
  4,380,000                      AA+/Aa2    California State University Revenue, 5.0%,
                                                     11/1/39                                 $    4,217,940
  4,600,000                      AAA/Aaa    Connecticut State Health & Education,
                                            5.0%, 7/1/42                                          4,666,194
                                                                                             --------------
                                                                                             $    8,884,134
-----------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $11,633,662)                               $   11,655,418
-----------------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN
                                             INTERESTS -- 9.3%**
                                            ENERGY -- 0.2%
                                            Oil & Gas Equipment & Services -- 0.1%
  1,527,546         8.50           B+/NR    Hudson Products Holdings, Inc., Term
                                            Loan, 8/24/15                                    $    1,479,810
-----------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.1%
  1,505,978         5.25          NR/Ba2    Pilot Travel Centers, Initial Tranche B Term
                                            Loan, 6/30/16                                    $    1,530,827
                                                                                             --------------
                                            Total Energy                                     $    3,010,637
-----------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.9%
                                            Diversified Chemical -- 0.2%
    201,370         1.79         BB+/Ba2    Celanese Holdings LLC, Term B Dollar
                                            Loan, 4/2/14                                     $      201,426
    201,370         3.29         BB+/Ba2    Celanese Holdings LLC, Term C Dollar
                                            Loan, 10/31/16                                          202,755
    358,847         1.78         BB-/Ba2    Huntsman Corp., New Term B Loan,
                                                     4/21/14                                        351,719

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     55

----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                            Diversified Chemical -- (continued)
    949,817         7.50           NR/NR    Ineos U.S. Finance Corp., Senior Credit
                                            Term Loan, 12/16/13                       $      981,873
    950,544         8.00           NR/NR    Ineos U.S. Finance Corp., Senior Credit
                                            Term Loan, 12/16/14                              982,625
                                                                                      --------------
                                                                                      $    2,720,398
----------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 0.2%
    500,343         5.52           B/Ba3    BWAY Holding Co., Term B Loan, 3/28/17    $      504,176
  1,831,430         6.75           B+/B2    Graham Packaging Co., Term C Loan,
                                            4/5/14                                         1,853,015
     46,907         5.56           B/Ba3    ICL Industrial Containers, Term C Loan,
                                            6/16/17                                           47,266
                                                                                      --------------
                                                                                      $    2,404,457
----------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 0.3%
    369,075         6.00           B+/B2    Graham Packaging Co., Term D Loan,
                                            9/9/16                                    $      373,842
  2,474,870         3.04          BB/Ba2    Graphic Packaging International, Inc.,
                                            Incremental Term Loan, 5/16/14                 2,467,290
                                                                                      --------------
                                                                                      $    2,841,132
----------------------------------------------------------------------------------------------------
                                            Precious Metals & Minerals -- 0.1%
  1,441,196         6.27           NR/NR    Fairmount Minerals, Ltd., Tranche B Term
----------------------------------------------------------------------------------------------------
                                            Loan, 7/11/16                             $    1,468,519
                                            --------------------------------------------------------
                                            Specialty Chemicals -- 0.1%
    385,000         6.00           NR/NR    Chemtura Corp., Term Loan, 3/22/11        $      385,963
  1,235,000         5.50           NR/NR    Chemtura Corp., Term Facility Loan,
                                            8/11/16                                        1,248,894
                                                                                      --------------
                                                                                      $    1,634,857
                                                                                      --------------
                                            Total Materials                           $   11,069,363
----------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.9%
                                            Aerospace & Defense -- 0.8%
    987,521         4.04           NR/NR    DAE Aviation Holdings, Inc., Tranche B1
                                            Term Loan, 7/31/14                        $      977,646
  3,531,150         6.25         BB-/Ba3    DynCorp International, Inc., Term Loan,
                                            7/7/16                                         3,562,048
    953,777         4.04           NR/NR    Standard Aero, Ltd., Tranche B2 Term
                                            Loan, 7/31/14                                    944,239
  1,731,323         5.50          NR/Ba2    Tasc, Inc., Tranche A Term Loan,
                                            12/18/14                                       1,741,422
    241,312         5.75          NR/Ba2    Tasc, Inc., Tranche B Term Loan,
                                            12/18/15                                         243,726
  1,995,000         4.50           NR/NR    Triumph Group, Inc., Term Loan, 6/16/16        2,008,466
                                                                                      --------------
                                                                                      $    9,477,547
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56  Pioneer Bond Fund | Semiannual Report | 12/31/10

-------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks -- 0.1%
    895,576         4.25         BB+/Ba2    Bucyrus International, Inc., Tranche C Term
                                            Loan, 12/21/15                               $      900,385
-------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.0%
    789,297         6.25           NR/NR    Tomkins Plc, Term B Loan, 9/7/16             $      801,348
                                                                                         --------------
                                            Total Capital Goods                          $   11,179,280
-------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                            Diversified Support Services -- 0.0%
    527,657         1.81        BB+/Baa3    Iron Mountain, Inc., Initial Term Loan,
                                            4/16/14                                      $      530,295
-------------------------------------------------------------------------------------------------------
                                            Environmental & Facilities Services -- 0.3%
    637,779         6.00          NR/Ba3    Advanced Disposal Services, Inc., Term B
                                            Loan, 1/14/15                                $      645,751
  2,909,548         2.27            D/B2    Synagro Technologies, Inc., 1st Lien Term
                                            Loan, 4/2/14                                      2,589,497
                                                                                         --------------
                                                                                         $    3,235,248
                                                                                         --------------
                                            Total Commercial Services & Supplies         $    3,765,543
-------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.2%
                                            Air Freight & Couriers -- 0.1%
    351,403         3.26           B-/B1    Ceva Group Plc, EGL Tranche B Term Loan,
                                            11/4/13                                      $      332,954
    462,700         3.29           NR/NR    Ceva Group Plc, Tranche B Dollar Term
                                            Loan, 11/4/13                                       438,408
    843,532         3.26           NR/NR    Ceva Group Plc, U.S. Tranche B Term Loan,
                                            11/4/13                                             799,247
                                                                                         --------------
                                                                                         $    1,570,609
-------------------------------------------------------------------------------------------------------
                                            Marine -- 0.1%
    653,125         3.31           NR/NR    Horizon Lines, Inc., Term Loan, 8/8/12       $      631,898
                                                                                         --------------
                                            Total Transportation                         $    2,202,507
-------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.7%
                                            Auto Parts & Equipment -- 0.2%
  1,073,788         3.03          BB-/B2    Allison Transmission, Term Loan, 8/7/14      $    1,051,417
  1,074,865         2.21           NR/NR    Federal Mogul Corp., Tranche B Term Loan,
                                            12/29/14                                          1,005,191
    548,400         2.20           NR/NR    Federal Mogul Corp., Tranche C Term Loan,
                                            12/28/15                                            512,852
                                                                                         --------------
                                                                                         $    2,569,460
-------------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.1%
  1,350,223         3.03          B/Baa3    Ford Motor Co., Tranche B1 Term Loan,
                                            12/15/13                                     $    1,346,656
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     57

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.4%
  4,190,000          1.96          BB/Ba1    Goodyear Tire & Rubber Co., 2nd Lien
                                             Term Loan, 4/30/14                          $    4,090,488
                                                                                         --------------
                                             Total Automobiles & Components              $    8,006,604
-------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.1%
                                             Housewares & Specialties -- 0.1%
    648,468          2.80         BB+/Ba1    Jarden Corp., Term B3 Loan, 1/24/12         $      647,050
                                                                                         --------------
                                             Total Consumer Durables & Apparel           $      647,050
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Restaurants -- 0.1%
  1,065,000          6.25         BB+/Ba2    Burger King Holdings, Inc., Tranche B Term
                                             Loan, 9/7/16                                $    1,081,831
-------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.0%
    331,608          7.00           NR/NR    Web Service Center, Term Loan, 8/28/14      $      331,193
                                                                                         --------------
                                             Total Consumer Services                     $    1,413,024
-------------------------------------------------------------------------------------------------------
                                             MEDIA -- 1.2%
                                             Advertising -- 0.1%
  1,109,240          5.00          BB/Ba2    Affinion Group, Inc., Tranche B Term Loan,
                                             10/9/16                                     $    1,105,947
-------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.2%
  2,910,267          4.51          B/Baa2    Univision Communications, Inc., Extended
                                             Term Loan, 3/29/17                          $    2,772,029
-------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.4%
  4,098,552          3.56           NR/NR    Charter Communications, Inc., Term C
                                             Loan, 9/8/16                                $    4,053,724
    351,879          2.27           NR/NR    Charter Communications, Inc., Term B1
                                             Loan, 3/5/14                                       348,020
    621,651          2.76          CCC/B2    WideOpenWest LLC, 1st Lien Term Loan,
                                             6/30/14                                            576,841
                                                                                         --------------
                                                                                         $    4,978,585
-------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.3%
  1,318,971          5.25           NR/NR    Christie/AIX, Inc., Term Loan, 4/29/16      $    1,312,376
  1,687,250          4.50           B+/NR    Live Nation Entertainment, Term B Loan,
                                             10/20/16                                         1,690,048
                                                                                         --------------
                                                                                         $    3,002,424
-------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.2%
  2,388,000          6.75           NR/NR    Interactive Data Corp., Term Loan,
                                             1/29/17                                     $    2,425,303
                                                                                         --------------
                                             Total Media                                 $   14,284,288
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58  Pioneer Bond Fund | Semiannual Report | 12/31/10

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.1%
                                             Automotive Retail -- 0.1%
  1,425,000          0.00           NR/NR    Autotrader Com, Inc., Tranche B Term
                                             Loan, 11/16/16                              $    1,435,243
                                                                                         --------------
                                             Total Retailing                             $    1,435,243
-------------------------------------------------------------------------------------------------------
                                             FOOD & DRUG RETAILING -- 0.0%
                                             Food Retail -- 0.0%
    354,076          2.76         BB-/Ba3    Pinnacle Foods Group, Inc., Term Loan,
                                             4/2/14                                      $      347,962
                                                                                         --------------
                                             Total Food & Drug Retailing                 $      347,962
-------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.2%
                                             Packaged Foods & Meats -- 0.2%
  2,000,000          6.50           NR/NR    Reynolds Group Holdings, Ltd.,
                                             Incremental Term Loan, 3/16/16              $    2,022,216
                                                                                         --------------
                                             Total Food, Beverage & Tobacco              $    2,022,216
-------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                             Personal Products -- 0.1%
  1,000,000          6.25          BB/Ba1    NBTY, Inc., Term B Loan, 12/29/17           $    1,015,413
                                                                                         --------------
                                             Total Household & Personal Products         $    1,015,413
-------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
                                             Health Care Facilities -- 0.7%
  1,647,550          6.50           B+/B1    Ardent Health Services LLC, Term Loan,
                                             9/15/15                                     $    1,648,236
    111,403          2.55         BB-/Ba3    CHS/Community Health Systems, Inc.,
                                             Non-Extended Term Loan, 7/25/14                    108,806
  2,163,120          2.54         BB-/Ba3    CHS/Community Health Systems, Inc.,
                                             Non-Extended Term Loan, 7/25/14                  2,112,692
    747,900          2.55         BB+/Ba2    HCA, Inc., Tranche B1 Term Loan,
                                             11/18/13                                           741,543
  1,793,613          3.55         BB+/Ba2    HCA, Inc., Tranche B2 Term Loan,
                                             3/17/17                                          1,793,239
  2,050,000          5.50           NR/NR    Universal Health Services, Inc., Tranche B
                                             Term Loan, 5/16/16                               2,080,186
                                                                                         --------------
                                                                                         $    8,484,702
-------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.3%
  2,772,260          2.51           NR/NR    Catalent Pharma Solutions, Inc., Dollar
                                             Term Loan, 4/10/14                          $    2,640,578
    400,000          4.50          BB/Ba1    DaVita, Inc., Tranche B Term Loan,
                                             10/20/16                                           404,321
                                                                                         --------------
                                                                                         $    3,044,899
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     59

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.4%
  2,237,302          3.54          BB-/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                             4/24/15                                    $    2,230,306
    543,229          3.51          BB-/B1    Bausch & Lomb, Inc., Delayed Draw Term
                                             Loan, 4/24/15                                     542,116
  1,499,726          3.29          BB/Ba2    Biomet, Inc., Dollar Term Loan, 3/25/15         1,497,584
                                                                                        --------------
                                                                                        $    4,270,006
------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.0%
    470,364          5.25           NR/NR    IMS Health, Inc., Tranche B Dollar Term
                                             Loan, 2/26/16                              $      476,244
                                                                                        --------------
                                             Total Health Care Equipment & Services     $   16,275,851
------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.4%
                                             Biotechnology -- 0.4%
  1,030,000          0.00           NR/NR    Grifols, Inc., U.S. Tranche B Term Loan,
                                             6/4/16                                     $    1,043,305
    905,850          6.25          NR/Ba3    Warner Chilcott Corp., Additional Term
                                             Loan, 4/30/15                                     913,148
    665,085          6.00          NR/Ba3    Warner Chilcott Corp., Term A Loan,
                                             10/30/14                                          667,371
    329,132          6.25          NR/Ba3    Warner Chilcott Corp., Term B1 Loan,
                                             4/30/15                                           331,686
    548,064          6.25          NR/Ba3    Warner Chilcott Corp., Term B2 Loan,
                                             4/30/15                                           552,317
    760,956          6.50          NR/Ba3    Warner Chilcott Corp., Term B3 Loan,
                                             2/22/16                                           769,217
                                                                                        --------------
                                                                                        $    4,277,044
                                                                                        --------------
                                             Total Pharmaceuticals & Biotechnology      $    4,277,044
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Diversified Financial Services -- 0.1%
  1,010,000          6.25           NR/NR    WorldPay, Facility B2A Term Loan, 8/6/17   $    1,018,585
------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
    980,075          4.75        BBB-/Ba2    MSCI, Inc., Term Loan, 6/1/16              $      988,345
                                                                                        --------------
                                             Total Diversified Financials               $    2,006,930
------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.1%
                                             Insurance Brokers -- 0.1%
    328,783          2.80            B/NR    HUB International Holdings, Delayed Draw
                                             Term Loan, 6/13/14                         $      319,844
  1,462,665          2.80            B/NR    HUB International Holdings, Initial Term
                                             Loan, 6/13/14                                   1,422,899
                                                                                        --------------
                                                                                        $    1,742,743
                                                                                        --------------
                                             Total Insurance                            $    1,742,743
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60  Pioneer Bond Fund | Semiannual Report | 12/31/10

-------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.7%
                                            Application Software -- 0.0%
    386,000         2.02           B/Ba3    Nuance Communications, Inc.,
                                            Incremental Term Loan, 3/29/13               $      381,899
-------------------------------------------------------------------------------------------------------
                                            Data Processing & Outsourced Services -- 0.1%
  1,007,475         5.25        BBB-/Ba1    Fidelity National Information, Term B Loan,
                                            7/18/16                                      $    1,021,429
-------------------------------------------------------------------------------------------------------
                                            Internet Software & Services -- 0.4%
  4,438,875         6.75           NR/NR    SAVVIS, Inc., Term Loan, 8/4/16              $    4,513,089
-------------------------------------------------------------------------------------------------------
                                            IT Consulting & Other Services -- 0.2%
  2,329,542         2.01          BB/Ba3    Sungard Data Systems, Inc., Tranche A
                                            U.S. Term Loan, 2/28/14                      $    2,276,036
-------------------------------------------------------------------------------------------------------
                                            Systems Software -- 0.0%
    354,945         5.25         BB-/Ba3    Dealer Computer Services, Term Loan,
                                            4/1/17                                       $      357,885
                                                                                         --------------
                                            Total Software & Services                    $    8,550,338
-------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                            Electronic Components -- 0.3%
  2,718,456         2.51          NR/Ba1    Flextronics Semiconductor, A Closing Date
                                            Term Loan, 10/1/14                           $    2,687,193
    502,437         2.51          NR/Ba1    Flextronics Semiconductor, A1A Delayed
                                            Draw Term Loan, 10/1/14                             496,659
    319,780         2.51          NR/Ba1    Flextronics Semiconductor, A2 Delayed
                                            Draw Term Loan, 10/1/14                             315,783
    373,077         2.51          NR/Ba1    Flextronics Semiconductor, A3 Delayed
                                            Draw Term Loan, 10/1/14                             368,413
                                                                                         --------------
                                                                                         $    3,868,048
                                                                                         --------------
                                            Total Technology Hardware & Equipment        $    3,868,048
-------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.5%
                                            Semiconductor Equipment -- 0.3%
  3,815,656         4.31          B+/Ba3    Aeroflex, Inc., Tranche B1 Term Loan,
                                            8/15/14                                      $    3,789,423
-------------------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.2%
  1,531,163         4.75          BB/Ba2    Intersil Corp., Term Loan, 4/27/16           $    1,544,943
  1,000,000         5.00           NR/NR    Microsemi Corp., Term Loan, 10/4/17               1,008,750
                                                                                         --------------
                                                                                         $    2,553,693
                                                                                         --------------
                                            Total Semiconductors                         $    6,343,116
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     61

---------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.4%
                                             Integrated Telecommunication Services -- 0.3%
  2,961,006    3.27                 NR/NR    Telesat Canada, Inc., U.S. Term I Loan,
                                             10/31/14                                      $    2,953,603
    254,345    3.27                 NR/NR    Telesat Canada, Inc., U.S. Term II Loan,
                                             10/31/14                                             253,709
                                                                                           --------------
                                                                                           $    3,207,312
---------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.1%
  1,180,000    3.29                 NR/NR    Intelsat Jackson Holdings, Ltd., Term Loan,
                                             2/1/14                                        $    1,124,319
                                                                                           --------------
                                             Total Telecommunication Services              $    4,331,631
---------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.3%
                                             Electric Utilities -- 0.2%
    395,000    3.76              BBB-/Ba1    Texas Competitive Electric Holdings,
                                             Delayed Draw Term Loan, 10/10/14              $      303,602
  3,812,066    3.76              BBB-/Ba1    Texas Competitive Electric Holdings, Initial
                                             Tranche B2 Term Loan, 10/10/14                     2,952,836
                                                                                           --------------
                                                                                           $    3,256,438
---------------------------------------------------------------------------------------------------------
                                             Independent Power Producer & Energy Traders -- 0.1%
    968,589    3.15                 B+/B1    Calpine Corp., 1st Priority Term Loan,
                                             3/29/14                                       $      969,108
                                                                                           --------------
                                             Total Utilities                               $    4,225,546
---------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE LOAN
                                             OBLIGATIONS
                                             (Cost $109,868,694)                           $  112,020,377
---------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 1.4%
                                             Repurchase Agreement -- 0.7%
  2,930,000                        NR/Aaa    Deutsche Bank AG, 0.28%, dated
                                             12/31/10, repurchase price of
                                             $1,000,000 plus accrued interest on
                                             1/3/11 collateralized by $2,930,600
                                             Federal National Mortgage Association,
                                             7.0%, 8/1/38                                  $    2,930,000
  2,930,000                        NR/Aaa    JPMorgan, Inc., 0.20%, dated 12/31/10,
                                             repurchase price of $1,000,000 plus
                                             accrued interest on 1/3/11 collateralized
                                             by the following:
                                             $2,988,629 Federal National Mortgage
                                             Association, 4.0% - 5.0%,
                                             2/1/20 - 3/1/40                                    2,930,000

The accompanying notes are an integral part of these financial statements.

62  Pioneer Bond Fund | Semiannual Report | 12/31/10

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                             Repurchase Agreement -- (continued)
  2,930,000                        NR/Aaa    Societe Generale SA, 0.21%, dated
                                             12/31/10, repurchase price of
                                             $2,988,600 plus accrued interest on
                                             1/3/11 collateralized by $1,020,000
                                             Federal National Mortgage Association,
                                             4.5% - 6.5%, 6/1/33 - 1/1/40             $    2,930,000
                                                                                      --------------
                                                                                      $    8,790,000
----------------------------------------------------------------------------------------------------
                                             SECURITIES LENDING COLLATERAL -- 0.7% (c)
                                             Certificates of Deposit:
    255,151                                  Bank of Nova Scotia, 0.37%, 9/29/11      $      255,151
    178,606                                  BBVA Group NY, 0.61%, 7/26/11                   178,606
    186,118                                  BNP Paribas Bank NY, 0.1%, 1/3/11               186,118
    127,576                                  BNP Paribas Bank NY, 0.29%, 2/8/11              127,576
    127,576                                  BNP Paribas Bank NY, 0.3%, 1/20/11              127,576
    255,151                                  Canadian Imperial Bank of Commerce NY,
                                             0.29%, 4/27/11                                  255,151
    255,151                                  DnB NOR Bank ASA NY, 0.25%, 3/7/11              255,151
    127,568                                  National Australia Bank NY, 0.31%,
                                             10/19/11                                        127,568
    255,151                                  RoboBank Netherland NV NY, 0.31%,
                                             8/8/11                                          255,151
    255,151                                  Royal Bank of Canada NY, 0.44%,
                                             12/2/11                                         255,151
    127,576                                  SocGen NY, 0.30%, 2/10/11                       127,576
    255,151                                  Westpac Banking Corp. NY, 0.44%,
                                             12/6/11                                         255,151
                                                                                      --------------
                                                                                      $    2,405,926
----------------------------------------------------------------------------------------------------
                                             Commercial Paper:
    153,091                                  American Honda Finance, 0.30%, 5/4/11    $      153,091
    102,434                                  American Honda Finance, 1.05%,
                                             6/20/11                                         102,434
     93,728                                  Australia & New Zealand Banking Group,
                                             0.89%, 8/4/11                                    93,728
    259,927                                  Caterpillar Financial Services Corp.,
                                             1.05%, 6/24/11                                  259,927
    280,666                                  CBA, 0.32%, 1/3/11                              280,666
     76,524                                  CHARFD, 0.26%, 2/8/11                            76,524
    127,545                                  FAIRPP, 0.27%, 2/2/11                           127,545
    130,992                                  FAIRPP, 0.27%, 3/7/11                           130,992
    255,173                                  Federal Home Loan Bank, 0.37%, 6/1/11           255,173
    127,574                                  GE Corp., 0.34%, 1/26/11                        127,574
    127,619                                  General Electric Capital Corp., 0.38%,
                                             4/28/11                                         127,619

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     63

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                              Commercial Paper: -- (continued)
    25,505                                    General Electric Capital Corp., 0.38%,
                                              6/6/11                                     $       25,505
   255,019                                    OLDLLC, 0.27%, 3/11/11                            255,019
   255,049                                    SEB, 0.39%, 2/7/11                                255,049
   306,180                                    SOCNAM, 0.1%, 1/3/11                              306,180
   127,562                                    SOCNAM, 0.29%, 1/14/11                            127,562
   152,994                                    STDFIN, 0.6%, 2/8/11                              152,994
   255,095                                    STRAIT, 0.25%, 2/2/11                             255,095
   127,567                                    TBLLC, 0.27%, 1/10/11                             127,567
   127,545                                    TBLLC, 0.27%, 2/2/11                              127,545
   255,151                                    Toyota Motor Credit Corp., 0.44%, 9/8/11          255,151
   102,028                                    VARFUN, 0.26%, 2/14/11                            102,028
   155,513                                    VARFUN, 0.27%, 1/20/11                            155,513
   153,094                                    Wachovia, 0.40%, 3/22/11                          153,094
   102,127                                    Wachovia, 0.42%, 10/15/11                         102,127
                                                                                         --------------
                                                                                         $    4,135,702
-------------------------------------------------------------------------------------------------------
                                              Tri-party Repurchase Agreements:
   372,521                                    Deutsche Bank Securities, Inc., 0.22%,
                                              1/3/11                                     $      372,521
   510,303                                    HSBC Bank USA NA, 0.21%, 1/3/11                   510,303
   739,939                                    RBS Securities, Inc., 0.25%, 1/3/11               739,939
                                                                                         --------------
                                                                                         $    1,622,763
-------------------------------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------------------------------
                                              Money Market Mutual Funds:
   408,242                                    Dreyfus Preferred Money Market Fund        $      408,242
   408,242                                    Fidelity Prime Money Market Fund                  408,242
                                                                                         --------------
                                                                                         $      816,484
                                                                                         --------------
                                              Total Securities Lending Collateral        $    8,980,875
-------------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $17,770,875)                         $   17,770,875
-------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 99.7%
                                              (Cost $1,156,759,642) (a)                  $1,207,750,019
-------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS AND LIABILITIES -- 0.3%       $    3,123,353
-------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                 $1,210,873,372
-------------------------------------------------------------------------------------------------------

*   Non-income producing security.

NR   Not rated by either S&P or Moody's.

WR   Withdrawn rating.

The accompanying notes are an integral part of these financial statements.

64  Pioneer Bond Fund | Semiannual Report | 12/31/10

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2010, the value of these securities amounted to $83,110,152 or 6.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $1,157,046,051 was as follows:

         Aggregate gross unrealized gain for all investments in which there
           is an excess of value over tax cost                                    $77,814,815
         Aggregate gross unrealized loss for all investments in which there
           is an excess of tax cost over value                                    (27,110,847)
                                                                                  -----------
         Net unrealized gain                                                      $50,703,968
                                                                                  ===========

(b)    At December 31, 2010, the following securities were out on loan:

---------------------------------------------------------------------------------------------
Principal
Amount ($)            Security                                                      Value
---------------------------------------------------------------------------------------------
      1,260,000     Branch Banking & Trust Co., 4.875%, 1/15/13                   $ 1,338,120
        440,000     First Data Corp., 8.25%, 1/15/21                                  422,400
        250,000     Intergen NV, 9.0%, 6/30/17                                        265,000
      1,500,000     PNC Financial Services Group, Floating Rate Note, 5/29/49       1,599,450
        200,000     Ras Laffan Liquefied Natural Gas Co., Ltd., III, 5.832%,
                    9/30/16 (144A)                                                    215,000
          5,000     Tyco Electronics Group SA, 6.55%, 10/1/17                           5,682
      4,700,000     Wells Fargo & Co., Floating Rate Note, 12/29/49                 4,858,860
---------------------------------------------------------------------------------------------
                    Total                                                         $ 8,704,512
=============================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2010 were as follows:

--------------------------------------------------------------------------------
                                            Purchases         Sales
--------------------------------------------------------------------------------
 Long-Term U.S. Government Securities     $ 33,492,813      $ 59,263,561
 Other Long-Term Securities               $151,888,698      $180,037,613

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     65

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

     The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------------
                                          Level 1        Level 2             Level 3      Total
-------------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds             $       --     $    7,573,680      $     --     $    7,573,680
 Preferred Stocks                         7,120,640          9,343,600            --         16,464,240
 Common Stock                               592,260                 --            --            592,260
 Asset Backed Securities                         --         85,583,272            --         85,583,272
 Collateralized Mortgage Obligations             --        205,967,175       232,703        206,199,878
 Corporate Bonds                                 --        496,766,086            --        496,766,086
 U.S. Government Agency Obligations              --        252,447,102            --        252,447,102
 Foreign Government Bonds                        --            676,831            --            676,831
 Municipal Bonds                                 --         11,655,418            --         11,655,418
 Senior Floating Rate Loan Interests             --        112,020,377            --        112,020,377
 Temporary Cash Investments                      --         16,954,391            --         16,954,391
 Money Market Mutual Funds                  816,484                 --            --            816,484
-------------------------------------------------------------------------------------------------------
  Total                                  $8,529,384     $1,198,987,932      $232,703     $1,207,750,019
-------------------------------------------------------------------------------------------------------
 Other Financial Instruments*            $       --     $    1,035,867      $     --     $    1,035,867
=======================================================================================================

* Other financial instruments include futures contracts.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                       Collateralized
                                                       Mortgage
                                                       Obligations
--------------------------------------------------------------------------------
 Balance as of 6/30/10                                    $232,963
 Realized gain (loss)(1)                                        --
 Change in unrealized appreciation (depreciation)(2)          (260)
 Net purchases (sales)                                          --
 Transfers in and out of Level 3                                --
--------------------------------------------------------------------------------
 Balance as of 12/31/10                                   $232,703
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain
  (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

66  Pioneer Bond Fund | Semiannual Report | 12/31/10

Statement of Assets and Liabilities | 12/31/10 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of
   $8,704,512)(cost $1,156,759,642)                                        $1,207,750,019
  Cash                                                                          6,924,901
  Futures Collateral                                                              277,495
  Receivables --
   Investment securities sold                                                      17,635
   Fund shares sold                                                             1,559,637
   Dividends and interest                                                      11,118,716
   Due from Pioneer Investment Management, Inc.                                    75,195
  Other                                                                           241,500
-----------------------------------------------------------------------------------------
     Total assets                                                          $1,227,965,098
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $    2,437,575
   Fund shares repurchased                                                      2,435,419
   Dividends                                                                    2,919,460
   Upon return of securities loaned                                             8,980,875
   Variation margin                                                                53,373
  Due to affiliates                                                               172,728
  Accrued expenses                                                                 92,296
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $   17,091,726
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $1,181,228,334
  Undistributed net investment income                                             187,200
  Accumulated net realized loss on investments and futures contracts          (22,568,406)
  Net unrealized gain on investments                                           50,990,377
  Net unrealized gain on futures contracts                                      1,035,867
-----------------------------------------------------------------------------------------
     Total net assets                                                      $1,210,873,372
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $399,745,320/41,875,800 shares)                        $         9.55
  Class B (based on $23,489,400/2,475,418 shares)                          $         9.49
  Class C (based on $84,843,827/8,978,265 shares)                          $         9.45
  Class R (based on $21,048,791/2,184,410 shares)                          $         9.64
  Class Y (based on $681,022,114/71,947,299 shares)                        $         9.47
  Class Z (based on $723,920,/75,638 shares)                               $         9.57
MAXIMUM OFFERING PRICE:
  Class A ($9.55 [divided by] 95.5%)                                       $        10.00
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/10     67

Statement of Operations (unaudited)

For the Six Months Ended 12/31/10

INVESTMENT INCOME:
  Dividends                                                 $  728,594
  Interest                                                  34,479,455
  Income from securities loaned, net                            13,765
----------------------------------------------------------------------------------------
     Total investment income                                                 $35,221,814
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $3,142,283
  Transfer agent fees
   Class A                                                     188,664
   Class B                                                      38,656
   Class C                                                      32,030
   Class R                                                       2,306
   Class Y                                                      52,191
   Class Z                                                         249
  Distribution fees
   Class A                                                     533,555
   Class B                                                     130,474
   Class C                                                     436,715
   Class R                                                      50,047
  Shareholder communications expense                           425,472
  Administrative reimbursements                                207,725
  Custodian fees                                                22,463
  Registration fees                                             66,579
  Professional fees                                             61,805
  Printing expense                                              27,013
  Fees and expenses of nonaffiliated trustees                   19,849
  Miscellaneous                                                 65,691
----------------------------------------------------------------------------------------
     Total expenses                                                          $ 5,503,767
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (375,311)
----------------------------------------------------------------------------------------
     Net expenses                                                            $ 5,128,456
----------------------------------------------------------------------------------------
       Net investment income                                                 $30,093,358
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
  Net realized gain (loss) on:
   Investments                                              $8,962,494
   Class action                                                115,241
   Futures contracts                                          (122,836)      $ 8,954,899
----------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                              $4,074,658
   Futures contracts                                         1,035,867       $ 5,110,525
----------------------------------------------------------------------------------------
  Net gain on investments and futures contracts                              $14,065,424
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $44,158,782
========================================================================================

The accompanying notes are an integral part of these financial statements.

68  Pioneer Bond Fund | Semiannual Report | 12/31/10

Statements of Changes in Net Assets

For the Six Months Ended 12/31/10 and the Year Ended 6/30/10, respectively

------------------------------------------------------------------------------------------------
                                                              Six Months Ended
                                                              12/31/10           Year Ended
                                                              (unaudited)        6/30/10
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $   30,093,358    $   57,136,766
Net realized gain on investments, class action and
  futures contracts                                                  8,954,899         5,747,467
Change in net unrealized gain on investments and
  futures contracts                                                  5,110,525        93,558,179
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $   44,158,782    $  156,442,412
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.22 and $0.44 per share, respectively)            $   (9,736,412)   $  (16,791,891)
   Class B ($0.17 and $0.34 per share, respectively)                  (459,265)       (1,152,065)
   Class C ($0.18 and $0.35 per share, respectively)                (1,614,633)       (2,598,981)
   Class R ($0.20 and $0.41 per share, respectively)                  (420,196)         (773,008)
   Class Y ($0.23 and $0.45 per share, respectively)               (17,421,680)      (34,242,342)
   Class Z ($0.23 and $0.46 per share, respectively)                   (17,825)          (27,059)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $  (29,670,011)   $  (55,585,346)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $  214,204,975    $  512,301,758
Reinvestment of distributions                                       15,492,474        24,975,542
Cost of shares repurchased                                        (296,027,010)     (385,687,490)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $  (66,329,561)   $  151,589,810
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $  (51,840,790)   $  252,446,876
NET ASSETS:
Beginning of period                                              1,262,714,162     1,010,267,286
------------------------------------------------------------------------------------------------
End of period                                                   $1,210,873,372    $1,262,714,162
------------------------------------------------------------------------------------------------
Undistributed net investment income                             $      187,200    $     (236,147)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Bond Fund | Semiannual Report | 12/31/10     69

--------------------------------------------------------------------------------------------------------
                                   '10 Shares         '10 Amount          '09 Shares         '09 Amount
                                  (unaudited)        (unaudited)
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                           11,421,796     $109,303,289            21,985,150     $203,489,130
Reinvestment of distributions            788,439        7,581,814             1,317,083       12,121,485
Less shares repurchased              (14,889,028)    (143,005,496)          (15,830,311)    (145,512,861)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)            (2,678,793)    $(26,120,393)            7,471,922     $ 70,097,754
========================================================================================================
Class B
Shares sold                              140,120     $  1,334,146               726,217     $  6,600,255
Reinvestment of distributions             43,175          412,612                99,213          904,650
Less shares repurchased                 (621,277)      (5,919,125)           (1,612,539)     (14,702,859)
--------------------------------------------------------------------------------------------------------
   Net decrease                         (437,982)    $ (4,172,367)             (787,109)    $ (7,197,954)
========================================================================================================
Class C
Shares sold                            1,289,133     $ 12,259,781             4,303,908     $ 39,005,155
Reinvestment of distributions            111,731        1,063,179               180,063        1,639,251
Less shares repurchased               (1,190,060)     (11,294,837)           (1,928,805)     (17,523,873)
--------------------------------------------------------------------------------------------------------
   Net increase                          210,804     $  2,028,123             2,555,166     $ 23,120,533
========================================================================================================
Class R
Shares sold                              681,443     $  6,595,105               904,665     $  8,267,967
Reinvestment of distributions             32,128          311,831                57,659          534,364
Less shares repurchased                 (438,403)      (4,255,448)             (821,575)      (7,571,493)
--------------------------------------------------------------------------------------------------------
   Net increase                          275,168     $  2,651,488               140,749     $  1,230,838
========================================================================================================
Class Y
Shares sold                            8,887,003     $ 84,656,052            28,285,000     $254,508,292
Reinvestment of distributions            641,439        6,117,904             1,070,227        9,769,546
Less shares repurchased              (13,853,132)    (131,485,438)          (22,010,808)    (200,233,538)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)            (4,324,690)    $(40,711,482)            7,344,419     $ 64,044,300
========================================================================================================
Class Z
Shares sold                                5,916     $     56,602                46,777     $    430,959
Reinvestment of distributions                532            5,134                   673            6,246
Less shares repurchased                   (6,926)         (66,666)              (15,424)        (142,866)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (478)    $     (4,930)               32,026     $    294,339
========================================================================================================

The accompanying notes are an integral part of these financial statements.

70  Pioneer Bond Fund | Semiannual Report | 12/31/10

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended         Year        Year           Year        Year         Year
                                                         12/31/10      Ended       Ended          Ended       Ended        Ended
                                                         (unaudited)   6/30/10     6/30/09        6/30/08     6/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $  9.44     $   8.63    $    9.10      $  8.95    $  8.89      $  9.40
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.22     $   0.45    $    0.50      $  0.43    $  0.40      $  0.35
 Net realized and unrealized gain (loss) on investments        0.11         0.80        (0.31)        0.16       0.07        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  0.33     $   1.25    $    0.19      $  0.59    $  0.47      $ (0.12)
Distributions to shareowners:
 Net investment income                                        (0.22)       (0.44)       (0.55)       (0.44)     (0.41)       (0.39)
 Net realized gain                                               --           --        (0.11)          --         --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  0.11     $   0.81    $   (0.47)     $  0.15    $  0.06      $ (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.55     $   9.44    $    8.63      $  9.10    $  8.95      $  8.89
====================================================================================================================================
Total return*                                                  3.52%       14.71%        2.65%        6.64%      5.31%       (1.25)%
Ratio of net expenses to average net assets+                   0.85%**      0.85%        0.89%(a)     1.00%      1.00%        1.00%
Ratio of net investment income to average net assets+          4.63%**      4.86%        5.88%        4.60%      4.48%        3.91%
Portfolio turnover rate                                          30%          41%          34%          73%        31%          60%
Net assets, end of period (in thousands)                   $399,745     $420,706    $ 320,036     $265,959   $284,592     $208,454
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                  1.03%**      1.07%        1.09%        1.04%      1.00%        1.11%
 Net investment income                                         4.45%**      4.64%        5.68%        4.56%      4.48%        3.80%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                  0.85%**      0.85%        0.89%(a)     1.00%      1.00%        1.00%
 Net investment income                                         4.63%**      4.86%        5.88%        4.60%      4.48%        3.91%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.
(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2013.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Bond Fund | Semiannual Report | 12/31/10    71

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended         Year         Year        Year        Year        Year
                                                          12/31/10      Ended        Ended       Ended       Ended       Ended
                                                          (unaudited)   6/30/10      6/30/09     6/30/08     6/30/07     6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $   9.38     $   8.58     $   9.05     $   8.90   $   8.85     $   9.36
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.17     $   0.35     $   0.42     $   0.34   $   0.33     $   0.27
 Net realized and unrealized gain (loss) on investments        0.11         0.79        (0.31)        0.16       0.05        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.28     $   1.14     $   0.11     $   0.50   $   0.38     $  (0.20)
Distributions to shareowners:
 Net investment income                                        (0.17)       (0.34)       (0.47)       (0.35)     (0.33)       (0.31)
 Net realized gain                                               --           --        (0.11)          --         --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.11     $   0.80     $  (0.47)    $   0.15   $   0.05     $  (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.49     $   9.38     $   8.58     $   9.05   $   8.90     $   8.85
====================================================================================================================================
Total return*                                                  2.99%       13.47%        1.62%        5.70%      4.26%       (2.14)%
Ratio of net expenses to average net assets+                   1.90%**      1.90%        1.90%        1.90%      1.92%        1.90%
Ratio of net investment income to average net assets+          3.59%**      3.89%        4.90%        3.72%      3.55%        3.06%
Portfolio turnover rate                                          30%          41%          34%          73%        31%          60%
Net assets, end of period (in thousands)                   $ 23,489     $ 27,342     $ 31,738     $ 34,106   $ 36,366     $ 49,552
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                  1.90%**      1.98%        1.99%        1.90%      2.02%        1.99%
 Net investment income                                         3.59%**      3.81%        4.81%        3.72%      3.45%        2.97%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                  1.90%**      1.90%        1.90%        1.89%      1.90%        1.90%
 Net investment income                                         3.59%**      3.89%        4.90%        3.73%      3.57%        3.06%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

72  Pioneer Bond Fund | Semiannual Report | 12/31/10

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year         Year        Year        Year        Year
                                                           12/31/10      Ended        Ended       Ended       Ended       Ended
                                                           (unaudited)   6/30/10      6/30/09     6/30/08     6/30/07     6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $   9.34      $  8.54      $  9.02      $  8.87     $ 8.81      $  9.32
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.18      $  0.37      $  0.42      $  0.35     $ 0.33      $  0.28
 Net realized and unrealized gain (loss) on investments        0.11         0.78        (0.31)        0.16       0.06        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.29      $  1.15      $  0.11      $  0.51     $ 0.39      $ (0.19)
Distributions to shareowners:
 Net investment income                                        (0.18)       (0.35)       (0.48)       (0.36)     (0.33)       (0.32)
 Net realized gain                                               --           --        (0.11)          --         --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.11      $  0.80      $ (0.48)     $  0.15     $ 0.06      $ (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.45      $  9.34      $  8.54      $  9.02     $ 8.87      $  8.81
====================================================================================================================================
Total return*                                                  3.08%       13.63%        1.62%        5.80%      4.39%       (2.08)%
Ratio of net expenses to average net assets+                   1.71%**      1.79%        1.83%        1.82%      1.85%        1.89%
Ratio of net investment income to average net assets+          3.78%**      3.91%        4.93%        3.79%      3.62%        3.07%
Portfolio turnover rate                                          30%          41%          34%          73%        31%          60%
Net assets, end of period (in thousands)                   $ 84,844      $81,892      $53,045      $35,784    $30,934      $35,942
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                  1.71%**      1.79%        1.83%        1.82%      1.85%        1.89%
 Net investment income                                         3.78%**      3.91%        4.93%        3.79%      3.62%        3.07%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                  1.71%**      1.79%        1.83%        1.82%      1.84%        1.89%
 Net investment income                                         3.78%**      3.91%        4.93%        3.79%      3.63%        3.07%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Bond Fund | Semiannual Report | 12/31/10    73

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended         Year          Year        Year        Year       Year
                                                          12/31/10      Ended         Ended       Ended       Ended      Ended
                                                          (unaudited)   6/30/10       6/30/09     6/30/08     6/30/07    6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $   9.52      $  8.71      $  9.18      $  9.05    $  8.99      $  9.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.21      $  0.42      $  0.48      $  0.40    $  0.39      $  0.34
 Net realized and unrealized gain (loss) on investments        0.11         0.80        (0.31)        0.15       0.06        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.32      $  1.22      $  0.17      $  0.55    $  0.45      $ (0.13)
Distributions to shareowners:
 Net investment income                                        (0.20)       (0.41)       (0.53)       (0.42)     (0.39)       (0.38)
 Net realized gain                                               --           --        (0.11)          --         --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.12      $  0.81      $ (0.47)     $  0.13    $  0.06      $ (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.64      $  9.52      $  8.71      $  9.18    $  9.05      $  8.99
====================================================================================================================================
Total return*                                                  3.41%       14.18%        2.35%        6.15%      5.04%       (1.43)%
Ratio of net expenses to average net assets+                   1.15%**      1.25%        1.25%        1.25%      1.25%        1.25%
Ratio of net investment income to average net assets+          4.34%**      4.50%        5.53%        4.35%      4.24%        3.50%
Portfolio turnover rate                                          30%          41%          34%          73%        31%          60%
Net assets, end of period (in thousands)                   $ 21,049      $18,186      $15,404      $11,263    $ 6,511      $ 3,042
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                  1.15%**      1.26%        1.30%        1.31%      1.44%        1.46%
 Net investment income                                         4.34%**      4.49%        5.48%        4.30%      4.05%        3.29%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                  1.15%**      1.25%        1.25%        1.25%      1.25%        1.25%
 Net investment income                                         4.34%**      4.50%        5.53%        4.35%      4.24%        3.50%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

74  Pioneer Bond Fund | Semiannual Report | 12/31/10

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended          Year        Year         Year        Year         Year
                                                         12/31/10       Ended       Ended        Ended       Ended        Ended
                                                         (unaudited)    6/30/10     6/30/09      6/30/08     6/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $   9.36     $   8.55     $   9.02     $   8.88   $   8.83     $   9.33
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.23     $   0.47     $   0.53     $   0.45   $   0.44     $   0.39
 Net realized and unrealized gain (loss) on investments        0.11         0.79        (0.31)        0.16       0.06        (0.46)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.34     $   1.26     $   0.22     $   0.61   $   0.50     $  (0.07)
Distributions to shareowners:
 Net investment income                                        (0.23)       (0.45)       (0.58)       (0.47)     (0.45)       (0.43)
 Net realized gain                                               --           --        (0.11)          --         --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.11     $   0.81     $  (0.47)    $   0.14   $   0.05     $  (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.47     $   9.36     $   8.55     $   9.02   $   8.88     $   8.83
====================================================================================================================================
Total return*                                                  3.66%       15.06%        2.95%        6.91%      5.65%       (0.77)%
Ratio of net expenses to average net assets+                   0.61%**      0.61%        0.63%        0.59%      0.57%        0.58%
Ratio of net investment income to average net assets+          4.88%**      5.13%        6.10%        5.02%      4.89%        4.20%
Portfolio turnover rate                                          30%          41%          34%          73%        31%          60%
Net assets, end of period (in thousands)                   $681,022     $713,869     $589,661     $710,219   $613,523     $521,480
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  0.61%**      0.61%        0.64%        0.61%      0.57%        0.58%
 Net investment income                                         4.88%**      5.13%        6.09%        5.00%      4.89%        4.20%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for fees
 paid indirectly:
 Net expenses                                                  0.61%**      0.61%        0.63%        0.59%      0.57%        0.58%
 Net investment income                                         4.88%**      5.13%        6.10%        5.02%      4.89%        4.20%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Bond Fund | Semiannual Report | 12/31/10    75

                                                                   Six Months
                                                                   Ended            Year         Year
                                                                   12/31/10         Ended        Ended       7/6/07 (a)
                                                                   (unaudited)      6/30/10      6/30/09     to 6/30/08
Class Z
Net asset value, beginning of period                               $9.46            $ 8.67      $ 9.10       $ 8.89
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                             $0.24            $ 0.48      $ 0.54       $ 0.45
 Net realized and unrealized gain (loss) on investments             0.10              0.77       (0.28)        0.22
-----------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                          $0.34            $ 1.25      $ 0.26       $ 0.67
Distributions to shareowners:
 Net investment income                                             (0.23)            (0.46)      (0.58)       (0.46)
 Net realized gain                                                    --                --       (0.11)          --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $0.11            $ 0.79      $(0.43)      $ 0.21
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $9.57            $ 9.46      $ 8.67       $ 9.10
=======================================================================================================================
Total return*                                                       3.63%            14.68%       3.42%        7.63%(b)
Ratio of net expenses to average net assets+                        0.65%**           0.63%       0.65%        0.58%**
Ratio of net investment income to average net assets+               4.84%**           5.00%       5.91%        5.00%**
Portfolio turnover rate                                               30%               41%         34%          73%
Net assets, end of period (in thousands)                           $ 724            $  720      $  382       $  102
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       0.65%**           0.63%       0.67%        0.58%**
 Net investment income                                              4.84%**           5.00%       5.89%        5.00%**
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                       0.65%**           0.63%       0.65%        0.58%**
 Net investment income                                              4.84%**           5.00%       5.91%        5.00%**
=======================================================================================================================

(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

76  Pioneer Bond Fund | Semiannual Report | 12/31/10

Notes to Financial Statements | 12/31/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     77
reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At December 31, 2010, there was one security that was valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services) representing 0.02% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.


78  Pioneer Bond Fund | Semiannual Report | 12/31/10

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2010 was as follows:

--------------------------------------------------------------------------------
                                                                          2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                  $55,585,346
   Long-term capital gain                                                    --
--------------------------------------------------------------------------------
     Total                                                          $55,585,346
================================================================================


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     79

  The following shows the components of distributable earnings on a federal income tax basis at June 30, 2010.

--------------------------------------------------------------------------------
                                                                          2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                 $   1,903,129
   Capital loss carryforward                                       (33,533,387)
   Dividends payable                                                (2,042,692)
   Unrealized appreciation                                          48,829,217
--------------------------------------------------------------------------------
     Total                                                       $  15,156,267
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, interest on defaulted bonds, and the tax treatment of premium and amortization.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $71,340 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2010.

D. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the period, the Fund recognized gains of $115,241 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends


80 Pioneer Bond Fund | Semiannual Report | 12/31/10 to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended December 31, 2010 was 309.

   At December 31, 2010, open futures contracts were as follows:

--------------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement   Fair           Unrealized
 Type                     Long/(Short)   Month        Value          Gain/(Loss)
--------------------------------------------------------------------------------
 U.S. 10 Year Note           (254)        3/11      $30,591,125     $ 1,025,922
 U.S. 2 Year Note (CBT)       (70)        3/11       15,323,434          32,031
 U.S. 5 Year Note (CBT)       257         3/11       30,253,732         (22,086)
--------------------------------------------------------------------------------
                                                                    $ 1,035,867
--------------------------------------------------------------------------------

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     81

G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion; and 0.40% of the excess over $2 billion. For the six months ended December 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25%, 0.76% and 0.65%
of the average daily net assets attributable to Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively. Expenses waived during the period ended December 31, 2010 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2013 for Class A and Class Z shares, through November 1, 2012 for Class B, Class C and Class R shares and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.


82  Pioneer Bond Fund | Semiannual Report | 12/31/10

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,769 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $267,059
 Class B                                                                 5,140
 Class C                                                                33,637
 Class R                                                                 6,650
 Class Y                                                               112,921
 Class Z                                                                    65
--------------------------------------------------------------------------------
   Total:                                                             $425,472
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $144,994 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2010.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,965 in distribution fees payable to PFD at December 31, 2010.


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     83

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended December 31, 2010, CDSCs in the amount of $102,553 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS that may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended December 31, 2010, the Fund's expenses were not reduced under such arrangements.

6. Reorganization Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Select Fixed Income Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. The purpose of this transaction was to combine two funds with similar investment objectives and strategies. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan Keegan Select Fixed Income Fund for shares of Pioneer Bond Fund. Shareowners holding Class A and Class I shares of Regions Morgan Keegan Select Fixed Income Fund received Class A and Class Y shares, respectively, of Pioneer Bond Fund in the reorganization. Shareowners holding Class C shares of Regions Morgan Keegan Select Fixed Income Fund received Class A shares of Pioneer Bond Fund. The investment portfolio of Regions Morgan Keegan Select Fixed Income Fund, with a value of $103,155,802 and an identified cost of $104,563,375 at May 15, 2009, was the principal asset acquired by Pioneer Bond Fund. For financial reporting purposes, assets received by Pioneer Bond Fund were valued using closing market prices or available market quotations


84 Pioneer Bond Fund | Semiannual Report | 12/31/10 and shares issued by Pioneer Bond Fund were recorded at net asset value; however, the cost basis of the investments received from Regions Morgan Keegan Select Fixed Income Fund was carried forward to align ongoing reporting of Pioneer Bond Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:

-----------------------------------------------------------------------------------------
                                             Regions Morgan
                      Pioneer                Keegan Select          Pioneer
                      Bond Fund              Fixed Income Fund      Bond Fund
                      (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-----------------------------------------------------------------------------------------
 Net Assets
 Class A              $276,477,901           $ 36,518,366           $313,960,037
 Class B              $ 31,100,916           $         --           $ 31,100,916
 Class C              $ 48,515,093           $    963,769           $ 48,515,093
 Class R              $ 15,664,037           $         --           $ 15,664,037
 Class Y/I            $518,695,851           $ 71,406,867           $590,102,718
 Class Z              $    373,324           $         --           $    373,324
------------------------------------------------------------------------------------
 Total Net Assets     $890,827,123           $108,889,002           $999,716,125
------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                32,629,637              4,117,511             37,054,919
 Class B                 3,692,276                     --              3,692,276
 Class C                 5,783,455                108,700              5,783,455
 Class R                 1,830,795                     --              1,830,795
 Class Y/I              61,769,449              8,054,285             70,270,266
 Class Z                    43,870                     --                 43,870
 Shares Issued in
 Reorganization
 Class A                                                               4,425,282
 Class Y                                                               8,500,817

-----------------------------------------------------------------------------------------
                                             Unrealized             Accumulated
                                             Depreciation On        Loss On
                                             Closing Date           Closing Date
-----------------------------------------------------------------------------------------
 Regions Morgan Keegan
 Select Fixed Income Fund                    $(1,407,573)           $(7,590,952)

Since the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Regions Morgan Keegan Select Fixed Income Fund that have been included in Pioneer Bond Fund's statement of operations since May 15, 2009.


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     85

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2010 were as follows:

--------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting
Standards Codification
(ASC) 815
(formerly FASB
Statement 133)            Asset Derivatives 2010   Liabilities Derivatives 2010
--------------------------------------------------------------------------------
                          Balance                  Balance
                          Sheet Location   Value   Sheet Location   Value
--------------------------------------------------------------------------------
 Interest Rate Futures    Receivables      $--     Payables*        $53,373
--------------------------------------------------------------------------------
   Total
--------------------------------------------------------------------------------

* Represents the unrealized depreciation on futures. Receivable for variation margin on open futures contracts reflects unsettled variation margin.

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2010 was as follows:

Derivatives Not
Accounted for as
Hedging Instruments                                                                        Change in
Under Accounting                                                          Realized Gain    Unrealized
Standards Codification                                                    or (Loss) on     Gain or (Loss)
(ASC) 815                                                                 Derivatives      on Derivatives
(formerly FASB           Location of Gain or (Loss)                       Recognized       Recognized
Statement 133)           on Derivatives Recognized in Income              in Income        in Income
----------------------------------------------------------------------------------------------------------
 Interest Rate Futures   Net realized loss on futures contracts           $(122,836)
 Interest Rate Futures   Change in unrealized gain on futures contracts                    $1,035,867
==========================================================================================================

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


86  Pioneer Bond Fund | Semiannual Report | 12/31/10

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     87
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one, three and five year periods ended June 30, 2010, and in the first quintile of its Morningstar category for the one year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.


88  Pioneer Bond Fund | Semiannual Report | 12/31/10

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     89

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


90  Pioneer Bond Fund | Semiannual Report | 12/31/10

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


                         Pioneer Bond Fund | Semiannual Report | 12/31/10     91

                           This page for your notes.




92  Pioneer Bond Fund | Semiannual Report | 12/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date March 1, 2011

* Print the name and title of each signing officer under his or her signature.